                                                         EXHIBIT 10 h
                   FINA CAPITAL ACCUMULATION PLAN


                          TABLE OF CONTENTS



ARTICLE I PLAN DESIGN CHARACTERISTIC

     Section 1.1.  General ................................................ 2
     Section 1.2.  Participation Service Requirements ..................... 2
     Section 1.3.  Pre-Tax Contributions Range ............................ 2
     Section 1.4.  After-Tax Contributions Range .......................... 2
     Section 1.5.  Time for Making or Changing Pre-Tax
                      and/or After-Tax Elections .......................... 2
     Section 1.6.  Suspension of Contribution Elections ................... 2
     Section 1.7.  Employer Matching Contributions ........................ 2
     Section 1.8.  Frequency of Change of Directed Investments ............ 3
     Section 1.9   Vesting Rules .......................................... 3

ARTICLE II PARTICIPATION

     Section 2.1.  Participation Service Requirements ..................... 3
     Section 2.2.  Compensation for Plan Year of Entry .................... 4
     Section 2.3.  Reemployment of Prior Participant ...................... 4
     Section 2.4.  Special Rules for Change in Status ..................... 4

ARTICLE III PARTICIPANT AND EMPLOYER CONTRIBUTIONS

     Section 3.1.  Participant Elections .................................. 5
     Section 3.2.  Employer Matching Contributions Subject to the
                      Limitations of Article IV ........................... 7
     Section 3.3.  Payment to Trustee ..................................... 7
     Section 3.4.  Limitations ............................................ 8

ARTICLE IV LIMITATION ON ANNUAL ADDITIONS

     Section 4.1.  Limitation on Annual Additions ........................ 14
     Section 4.2.  Multiple Plan Reduction ............................... 15
     Section 4.3.  Definitions Relating to Annual Addition Limitations ... 16
     Section 4.4.  Reduction of Annual Additions ......................... 17

ARTICLE V PLAN ACCOUNTING, RECORDKEEPING AND DIRECTED INVESTMENTS

     Section 5.1. Plan Accounting Records ................................ 17
     Section 5.2. Trust and Directed Investment Accounts ................. 18
     Section 5.3. Purchases of Company and PSA Stock ..................... 21

ARTICLE VI VESTING AND PAYMENT OF BENEFITS

     Section 6.1.  Early Retirement Date ................................. 21
     Section 6.2.  Disability Retirement ................................. 21
     Section 6.3.  Vesting ............................................... 22

     Section 6.4.  Commencement of Benefits .............................. 25
     Section 6.5.  Vesting Years of Service .............................. 27

ARTICLE VII SETTLEMENT OPTIONS

     Section 7.1.  Methods of Distribution ............................... 28
     Section 7.2.  Date for Determining Value of Account Balance ......... 29
     Section 7.3.  Qualified Domestic Relations Order .................... 29
     Section 7.4.  Effect of Death of Beneficiary ........................ 29
     Section 7.5.  Minors and Persons Under Other Legal Disability ....... 29

ARTICLE VIII PLAN ADMINISTRATION

     Section 8.1.  Appointment of Committee .............................. 30
     Section 8.2.  General Rights, Powers and Duties of Committee ........ 30
     Section 8.3.  Action by the Committee ............................... 31
     Section 8.4.  Fiduciary Obligations ................................. 31
     Section 8.5.  Information to be Furnished to Committee............... 31
     Section 8.6.  Uniform Application ................................... 31
     Section 8.7.  Allocation and Delegation of Certain Fiduciary Duties.. 32
     Section 8.8.  Indemnification of the Committee by the Company ....... 32
     Section 8.9.  Limitation on Responsibilities ........................ 32
     Section 8.10. Appointment of Qualified Investment Manager ........... 32

ARTICLE IX CLAIM FOR BENEFITS PROCEDURE AND LAPSED BENEFITS

     Section 9.1.  Claim for Benefits .................................... 33
     Section 9.2.  Request for Review of a Denial of a Claim for Benefits  33
     Section 9.3.  Decision Upon Claim for Review of a Denial of Claim for
                      Benefits ........................................... 33
     Section 9.4.  Domestic Relations Order .............................. 34
     Section 9.5.  Lapsed Benefits ....................................... 34

ARTICLE X LIMITATION UPON REVERSION

     Section 10.1.  Exclusive Benefit .................................... 35
     Section 10.2.  Permissible Reversions ............................... 35

ARTICLE XI AMENDMENT

     Section 11.1. In General ............................................ 36
     Section 11.2. Amendments to Vesting Schedule ........................ 37

ARTICLE XII TERMINATION OF THE PLAN AND TRUST

     Section 12.1.  Right to Terminate Plan and Trust .................... 37
     Section 12.2.  Right to Discontinue Contributions ................... 38
     Section 12.3.  Vesting Upon Termination of Plan or Complete
                      Discontinuance of Contributions .................... 38
     Section 12.4.  Merger or Consolidation of Plan and Trust ............ 38

ARTICLE XIII STAND-BY TOP HEAVY RULES

     Section 13.1.  Determination of Top Heavy or Super Top Heavy Status . 38
     Section I3.2.  Minimum Allocation Requirement for Top Heavy Plan .... 42
     Section 13.3.  Top Heavy Vesting Rule ............................... 44

ARTICLE XIV WITHDRAWALS

     Section  14.1.  Withdrawals by Participants ......................... 44
     Section  14.2.  Loans to Participants ............................... 45

ARTICLE XV MISCELLANEOUS

     Section  15.1.  Inalienability of Benefits .......................... 46
     Section  15.2.  No Implied Rights ................................... 46
     Section  15.3.  Status of Employment Relations ...................... 46
     Section  15.4.  No Guarantee ........................................ 47
     Section  15.5.  Service in More than One Capacity ................... 47
     Section  15.6.  Adoption by Others .................................. 47
     Section  15.7.  Actions by the Company or an Employer ............... 47
     Section  15.8.  Binding Effect ...................................... 47
     Section  15.9.  Governing Laws ...................................... 47
     Section  15.10. Counterparts ........................................ 47

ARTICLE XVI HOURS OF SERVICE AND LEAVES OF ABSENCE

     Section 16.1.  Hour of Service Defined .............................. 48
     Section 16.2.  Determination of Hours of Service for Reasons
                       Other Than the Performance of Duties............... 49
     Section 16.3.  Crediting of Hours of Service to Computation Periods.. 49
     Section 16.4.  Effect of Maternity or Paternity Leave of Absence
                      on One Year Break in Service ....................... 49

ARTICLE XVII DEFINITIONS AND CONSTRUCTION

     Section 17.1.  "Account"............................................. 50
     Section 17.2.  "Accrual Computation Period".......................... 50
     Section 17.3.  "Act" or "ERISA"...................................... 50
     Section 17.4.  "Affiliated Company" ................................. 50
     Section 17.5.  "Agent for Service of Process"........................ 51
     Section 17.6.  "Basic Compensation".................................. 51
     Section 17.7.  "Beneficiary" or "Beneficiaries"...................... 51
     Section 17.8.  "Code" ............................................... 51
     Section 17.9.  "Committee"........................................... 51
     Section 17.10. "Company"............................................. 51
     Section 17.11. "Company Stock" ...................................... 51
     Section 17.12. "Compensation" ....................................... 51
     Section 17.13. "Determination Date" ................................. 52
     Section 17.14. "Eligibility Computation Period"...................... 52

     Section 17.15.  "Employee" .......................................... 52
     Section 17.16.  "Employee After-Tax Account" ........................ 52
     Section 17.17.  "Employee After-Tax Contribution" ................... 52
     Section 17.18.  "Employee Pre-Tax Account"........................... 52
     Section 17.19.  "Employee Pre-Tax Contribution"...................... 53
     Section 17.20.  "Employer" .......................................... 53
     Section 17.21.  "Excess Aggregate Contributions"..................... 53
     Section 17.22.  "Excess Contributions"............................... 53
     Section 17.23.  "Family Member"...................................... 53
     Section 17.24.  "First Thrift Plan".................................. 53
     Section 17.25.  "Government Bonds" .................................. 53
     Section 17.26.  "Highly Compensated Employee"........................ 53
     Section 17.27.  "Non-Highly Compensated Employee".................... 55
     Section 17.28.  "Key Employee"....................................... 55
     Section 17.29.  "Non-Key Employee" .................................. 56
     Section 17.30.  "Leased Employees" .................................. 56
     Section 17.31.  "Match Accounts"..................................... 57
     Section 17.32.  "Matching Contribution".............................. 57
     Section 17.33.  "Named Fiduciary".................................... 57
     Section 17.34.  "Net Profits"........................................ 57
     Section 17.35.  "One Year Break in Service" ......................... 57
     Section 17.36.  "Participant" ....................................... 57
     Section 17.37.  "Permanent Disability"............................... 57
     Section 17.38.  "Plan" .............................................. 58
     Section 17.39.  "Plan Year" ......................................... 58
     Section 17.40.  "Post-83 Match Account" ............................. 58
     Section 17.41.  "Pre-84 Match Account" .............................. 58
     Section 17.42.  "PSA Stock" ......................................... 58
     Section 17.43.  "Qualified Investment Manager" ...................... 58
     Section 17.44.  "Retirement" ........................................ 58
     Section 17.45.  "Super Top Heavy Plan" .............................. 58
     Section 17.46.  "Super Top Heavy Plan Year" ......................... 58
     Section 17.47.  "Top Heavy Plan" .................................... 58
     Section 17.48.  "Top Heavy Plan Year ................................ 59
     Section 17.49.  "Termination of Employment" ......................... 59
     Section 17.50.  "Trust" or "Trust Fund" ............................. 59
     Section 17.51.  "Trustee" ........................................... 59
     Section 17.52.  "Valuation Date" .................................... 59
     Section 17.53.  "Vested Benefit" or "Vested Interest" ............... 59
     Section 17.54.  "Vested Participant" ................................ 59
     Section 17.55.  "Vesting Computation Period" ........................ 59
     Section 17.56.  "Construction" ...................................... 59

                   FINA CAPITAL ACCUMULATION PLAN


     THIS PLAN, made, executed, and restated at Dallas, Texas by the undersigned Employers,

                          WITNESSETH THAT:

     WHEREAS, the Employers had heretofore adopted for the benefit of their employees a qualified profit sharing plan known as the Thrift Plan for Employees of American Petrofina, Incorporated and Certain Subsidiaries which has been amended from time to time; and

     WHEREAS, it is desirable to change the name of such plan to the FINA CAPITAL ACCUMULATION PLAN (sometimes herein referred to also as the "Capital Accumulation Plan" or just the "Plan");

     WHEREAS, changes to and by the Internal Revenue Code of 1986 necessitate additional amendments in order to maintain the qualified status of the Capital Accumulation Plan; and

     WHEREAS, the Company desires to make certain additional changes to the design of the Capital Accumulation Plan.

     NOW, THEREFORE, pursuant to the provisions of Section 8.1 of the Plan as in existence on the date immediately preceding the adoption of this amendment and restatement, said Plan is hereby amended and restated in its entirety and as so amended and restated in its entirety, shall read as follows:




FINA CAPITAL ACCUMULATION PLAN - 1

                              ARTICLE I

                     PLAN DESIGN CHARACTERISTIC

     Section 1.1. General. In order to both facilitate administration of this Plan by stating in one Article the principal design characteristics of this Plan and to facilitate any future technical or administrative amendments to this Plan, this Article contains those Plan design specifications that may only be amended by action of the Board of Directors of the Company, any other amendments being within the scope of authority of the President or the Vice President responsible for employee benefit matters. The specifications stated in this Article may be further clarified or limited by other sections of this document. Any such limitation shall be controlling.

     Section 1.2. Participation Service Requirements. The first day of the month (sometimes called an "Entry Date") after the last day of the Eligibility Computation Period during which an Eligible Employee completes 1,000 or more Hours of Service.

     Section 1.3. Pre-Tax Contributions Range. The range of permissible Pre-Tax Contributions is not less than one percent (1%) nor more than ten percent (10%) of a Participant's Basic
Compensation.

     Section 1.4. After-Tax Contributions Range. The range of After-Tax Contributions is not less than one percent (1%) nor more than five percent (5%) of a Participant's Basic Compensation (plus any amounts redirected to After-Tax Contributions pursuant to Section 3.1(a)(i)), but when added to the Employee Pre-Tax Contributions made on behalf of the Participant, the total may not exceed ten percent (10%) of his Basic Compensation.

     Section 1.5. Time for Making or Changing Pre-Tax and/or
After-Tax Elections. A Participant may change his rate of Contributions effective on any January 1 or July 1.

     Section 1.6. Suspension of Contribution Elections. Suspensions of either Pre-Tax or After-Tax Contributions may be made by a Participant at any time, provided such suspension(s) is (are) for a period of at least six (6) months.

     Section 1.7. Employer Matching Contributions.

     (a)  General Rule.

          The Employer Matching Contribution shall be the lessor of,

          (1)  five percent (5%) of such Participant's Basic
               Compensation for that pay period, or




FINA CAPITAL ACCUMULATION PLAN - 2

           (2) the total amount of the Employee After-Tax and Employee Pre-Tax Contributions made by or on behalf of such Participant for that pay period.

     (b)  Increased Match. (Effective as set forth in Section 3.2)

          The Employer Matching Contribution shall be the greater of,

          (1) the Employee Pre-Tax Contributions (including redirected to After-Tax Contributions pursuant to Section 3.1(a)(ii)) made on behalf of the Participant for the same period but not more than six percent (6%) of such Participant's Basic Compensation, or

          (2) the amount described in the preceding Subsection (a) of this Section.

     Section 1.8. Frequency of Chance of Directed Investments. A Participant may change directed investments as follows:

     (a)  Future Contributions
          January 1 or July 1

     (b)  Part or All of Account Balances
          January 31 or July 31

     Section 1.9 Vesting Rules.

     (a) Full Vesting at Early Retirement Age. Regardless of Years of Service, a person shall be fully (100%) vested and can retire at any time after reaching age 55 ("Early Retirement Age").

     (b) See Section 6.3 for general vesting rules upon attaining specified Years of Service, at Disability Retirement or Death.


                        ARTICLE II

                      PARTICIPATION

     Section 2.1. Participation Service Requirements. Effective on and after January 1, 1991, every Eligible Employee who was a Participant in the Plan on December 31, 1990 shall continue as a Participant in the Plan and every other Eligible Employee shall become a Participant in the Plan after satisfying the participation service requirements of Section 1.2 with an Employer or an Affiliated Company; provided, however, if he is not employed by an Employer as an Eligible Employee on such Entry Date, he will not become a Participant until the first date thereafter on which he so completes an Hour of Service with an Employer.




FINA CAPITAL ACCUMULATION PLAN - 3

     Section 2.2. Compensation for Plan Year of Entry. For purposes of Article III, the Compensation of a Participant (for the Plan Year in which he becomes a Participant) shall not include his Compensation prior to his Entry Date.

    Section 2.3. Reemployment of Prior Participant. Any Participant who is reemployed following his Termination of Employment shall recommence participation as of the first day of the month following the date he first completes an Hour of Service with the Employer after his reemployment.

    Section 2.4. Special Rules for Change in Status.

     (a) Participation.

         Change to Eligible Employee Status. A person who changes status from an Ineligible Person (as defined at Section 17.15) to Eligible Employee (as defined in Section 17.15) shall become a Participant in the Plan on the later of:

             (i) the first day of the month following the date on which he first completes an Hour of Service as an Eligible Employee, or

             (ii) the Entry Date coincident with or next following the date on which he becomes a Participant in accordance with the requirements of
                  Section 2.1.

         Allocation of the Employer Contribution and Forfeitures, if any, for such a Participant for the Plan Year during which such change in status occurs shall be based solely on his Compensation as determined in accordance with Section 2.2 and his Employee After-Tax and/or Employee Pre-Tax Contributions.

     (b) Change to Ineligible Person Status. A Participant who ceases to be an Eligible Employee but continues to be an Employee (including a Participant who becomes a member of a collective bargaining unit the recognized representative of which has not agreed to participation in the Plan by members) shall continue to participate in the Plan for all purposes except that he shall not accrue any further benefit nor shall he be entitled to make further Employee After-Tax or Employee Pre-Tax Contributions (if any are otherwise permitted). However, a Participant who ceases to be an Eligible Employee shall be entitled to share in the Employer Contributions and Forfeitures (if otherwise herein applicable) for the Plan Year during which such change in status occurs based solely on his Compensation, and Employee After-Tax and/or Employee Pre-Tax Contribution (made prior to such change in status) for such Plan Year as an Eligible Employee.




FINA CAPITAL ACCUMULATION PLAN - 4

                             ARTICLE III

               PARTICIPANT AND EMPLOYER CONTRIBUTIONS

    Section 3.1. Participant Elections. Except as herein limited, each Eligible Employee who has satisfied the requirements for participation may file a written election, on forms to be provided by the Committee, directing his Employer to:

     (a) Pre-Tax Contributions. Withhold a uniform amount from his Basic Compensation and make an Employee Pre-Tax
Contribution of a corresponding amount to the Plan. Such salary deferral election may only direct the withholding from the Participant's Basic Compensation within the range set forth at Section 1.3. Such salary deferral elections must be elected in even one percent (1%) increments. All such Employee Pre-Tax Contributions shall be credited to the Participant's Employee Pre-Tax Account.

              (i) Calendar Year Individual Pre-Tax ($7,000) Limitation. Notwithstanding any other provision of the Plan, for each calendar year (regardless of the Plan Year) no Participant shall contribute an amount through an Employee Pre-Tax Contribution which exceeds $7,000 (adjusted from time to time for any cost-of-living increase adjustment provided pursuant to Code Section 4O2(g)(5)).

                   If the Plan would otherwise receive an amount of a Participant's Pre-Tax Contribution in excess of the foregoing limit, such amount shall, depending on the Participant's prior election, either (A) be deducted each pay period and contributed as Employee After-Tax Contributions described in Subsection (b) in addition to the Participant's other After-Tax Contributions or (B) if no such election has been made, be deemed an "Excess Deferral" and be dealt with as provided at Subparagraph
                   (ii) immediately below.

              (ii) No Distribution of Excess Deferrals. If any portion of a Participant's Pre-Tax Contributions under this Plan is designated an Excess Deferral, such Excess Deferral shall not be distributed until the time it would have been distributed if such designation had not been made.

     (b) After-Tax Contribution. Make an Employee After-Tax Contribution to the Plan for each pay period in an amount, within the range set forth at Section 1.4, of such Basic Compensation. Such employee After-Tax Contribution election must be elected in even one percent (1%) increments.




FINA CAPITAL ACCUMULATION PLAN - 5

    (c)  Time for Making or Changing Pre-Tax and/or After-Tax  Elections.
         The applicable percentage of payroll deductions  semiannually
         (as of any date set forth in Section 1.5, or such other semiannual dates as the Committee may from time to time establish, upon reasonable notification to Participants) by providing written notice to the Committee on a form, in a manner and at such time prior to the payroll period to which it applies as prescribed by the Committee.

    (d) Suspension of Contribution Elections. Notwithstanding the limitations at Subsection 3.1(c) above, at such time(s) and for such minimum period as provided in Section 1.6, suspend his Employee Pre-Tax and/or After-Tax Contributions, by providing written notice to the Committee (on a form and in a manner prescribed by the Committee) at such time prior to the first payroll period to which such suspension applies as the Committee may from time to time administratively establish, provided reasonable notice of such deadline is provided to Participants.

         Participant's Employee Pre-Tax Contributions or Employee After-Tax Contributions shall resume automatically at the prior rate(s) or if
         such Participant chooses (within the   permissible range of such
         contributions) by filing an appropriate written election at the time and in the manner set forth above for such Participant elections, at any different rate selected by the Participant. No retroactive contributions may be made by or on behalf of a Participant.

    (e) Omission of Eligible Employee. Notwithstanding the preceding provisions of this Section 3.1, if, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted through an administrative error, such omission shall be corrected as soon as administratively feasible. If the omission is discovered after a contribution by the Employer for the year has been made, then the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the Employer alone would have contributed with respect to him had he not been omitted and assuming solely for these purposes that the omitted Employee had made the maximum permissible Employee Pre-Tax Contribution and Employee After-Tax Contribution. Such Employer contribution shall be made regardless of whether or not it is deductible in whole or in part by the Employer in any taxable year under applicable provisions of the Code.

    (f) Inclusion of Ineligible Employee. If any person is erroneously included and such incorrect inclusion is discovered after an Employee After-Tax Contribution or Employee Pre-Tax Contribution (or both) or after an Employer Matching Contribution for the year has been made, the Employee After-Tax and/or Employee Pre-Tax Contributions shall be treated as made under a mistake of fact and the Employee After-Tax or Employee Pre-Tax Account(s) resulting therefrom shall be returned to the



FINA CAPITAL ACCUMULATION PLAN - 6
         individual, as soon as administratively feasible, but such returned monies shall not exceed the actual amount contributed as Employee After-Tax and Employee Pre-Tax Contributions. Further, the Employer shall not be entitled to recover the Employer Matching Contribution made with respect to the Ineligible Person regardless of whether or not a deduction is allowable with respect to such contribution. In such case, the amount of Employer Matching Contribution with respect to the Ineligible Person shall constitute a forfeiture for the Plan Year in which the discovery is made.

      Section 3.2. Employer Matching Contributions Subject to the Limitations of Article IV.

    (a) General Rule. An Employer shall, out of its Net Profits, make a Matching Contribution to the Plan for each Participant in its employ in an amount which, when added to any forfeiture amount being credited to such Participant for that pay period, will equal the amount determined at Section 1.7(a).

    (b)  Increased Match.  Effective July 1,  1991,  the Employer
         Matching Contribution shall be the amount determined at  Section
         1.7(b).

     Section 3.3 Payment to Trustee. The Employee After-Tax and Employee Pre-Tax Contributions for a pay period ending within a particular month shall be sent to the Trustee in cash no later than 30 days after the end of such month. The Matching Contribution may be made in cash or in the form of Company Stock, or in any combination thereof, and shall be sent to the Trustee no later than 30 days after the end of such month. The value of any Company Stock contributed as a Matching Contribution shall be the closing price of such stock on the open market as of the date of contribution if such stock was traded on the open market on such date. If such stock was not traded on the open market as of the date of the contribution, then the value of the Company Stock shall be the closing price of such stock on the open market as of the date next preceding the date of the contribution that such stock was traded on the open market. If any Employer is prevented from making a contribution which it would otherwise have made by reason of having no Net Profits or because Net Profits are less than the contribution which it would otherwise have made, then so much of the contribution which such Employer was prevented from making shall be made for the benefit of the Participants in the employ of such Employer by the other Employers to the extent of their Net Profits in such proportions as such other Employers may determine.




FINA CAPITAL ACCUMULATION PLAN - 7

     Section 3.4.  Limitations.

     (a)  Limitation on Employee Pre-Tax Contribution.

          (1) Notwithstanding anything herein to the contrary, if the Actual Deferral Percentage of Highly Compensated Participants exceeds the greater of:

               (i) 1.25 times the Actual Deferral Percentage of all Non-Highly Compensated Participants for such Plan Year, or

               (ii) 2 times the Actual Deferral Percentage of
                    Non-Highly Compensated Participants, provided that the Actual Deferral Percentage for Participants who are Highly Compensated Employees does not exceed the Actual Deferral Percentage of Non-Highly Compensated Participants by more than two (2) percentage points, or if total Employer Contributions for one or more
               Participants exceed the applicable limitations of
               Section 4.1, then the Committee shall take the actions described in paragraphs (2) through (4) below.

               In determining a Highly Compensated Participant or Non-Highly Compensated Participant for purposes of this Section, only Employees who have satisfied the eligibility requirements of Section 2.1, whether or not they made a before tax Salary Deferral Contribution, shall be considered.

          (2) First, reduce the Employee Pre-Tax Contributions allocable to each affected Participant so as to satisfy the applicable Code Section 415 limitations of
               Section 4.1.

          (3) Next, in accordance with Reg. Section 1.401(k)-1(f)(2), reduce the Employee Pre-Tax Contributions of those Highly Compensated Participants whose deferral percentages are the highest (working in descending order) which, once reduced, will be sufficient to comply with paragraph (a)(1) above.

               Example of Reduction Method: If Employees A, B and C (all Highly Compensated Participants) had the following compensation and deferral percentages:





FINA CAPITAL ACCUMULATION PLAN - 8

               Employee             Compensation           Deferral
               A                    $100,000                 7.0%
               B                    $200,000                 3.5%
               C                    $200,000                 3.0%
               ADP                                           4.5%

               If necessary to achieve an ADP of 3.3, it would only be necessary to reduce Employee A to 3.5 (3.5 + 3.5 + 3.0 = 3.3). If it were necessary to reduce the ADP below 3.3, then it would it become necessary to reduce both Employee A and B.

               Nothing herein shall be deemed to prohibit the Committee from soliciting additional Employee Pre-Tax Contributions from Non-Highly Compensated Participants.

          (4) If contributions exceed the Actual Deferral Percentage limits provided for in Subsection 3.4(a)(1) (called "Excess Contributions" in the Code) at the end of the Plan Year, such Excess Contribution (and any income allocable to such contribution) shall be returned to the Highly Compensated Employees whose Pre-Tax Contributions were reduced at paragraph
               (3) above, if administratively reasonable, within 2-1/2 months after the close of such Plan Year, but in no event later than the end of the next Plan Year.

               Income allocable to such Excess Contributions is equal to the sum of the allocable gain or loss for the Plan Year and the allocable gain or loss for the period from the end of the Plan Year until the date of distribution. Income allocable to Excess Contributions for the Plan Year is determined by multiplying the total income for the Plan Year attributable to Pre-Tax Contributions by a fraction the numerator of which is the Excess Contributions on behalf of the Highly Compensated Employee for the Plan Year and the denominator of which is such Employee's Pre-Tax Account balance at the end of the Plan Year reduced by any gain allocable to such Account for the Plan Year and increased by any loss allocated to such Account for the Plan Year. Income allocable to the period between the end of the Plan Year and the date of distribution of the Excess Contribution is 10% of the income for the Plan Year multiplied by the number of months that have elapsed since the end of the Plan Year. For this purpose a distribution will be treated as made on the last day of the preceding month if it is made on or before the 15th day of the month and at the end of the month if it is made after the 15th day of that month.




FINA CAPITAL ACCUMULATION PLAN - 9

          (5)  If the Employer has a plan or plans that must be treated
               (with this Plan) as one plan for purposes of Sections 401(a)(4) and 410(b) of the Code, all elective (401(k)) contributions made under this Plan and such plans shall be treated as made under a single plan.

          (6) If for any Plan Year any Highly Compensated Employee is eligible to participate in more than one cash or deferred
               (401K)) arrangement of an Employer, the Actual Deferral Percentage shall be calculated by treating all cash or deferred arrangements in which such Highly Compensated Employee is eligible to participate as one arrangement.

     (b) Definitions. For purposes of this Article III, the following terms shall have the following designated meanings:

               (i) "Actual Deferral Percentage" for each Plan Year means the average of the fractions of each Participant, where the numerator of the fraction is the amount allocated to the Participant Employee's Pre-Tax Contribution Account and the denominator is his or her Compensation for such Year. For purposes of determining the ratio of Employee Pre-Tax Contributions to Compensation of a Highly Compensated Participant who is a five percent (5%) owner or one of the ten (10) Employees paid the highest compensation during the year, the Employee Pre-Tax Contributions and Compensation of such Highly Compensated Employee shall include the Employee Pre-Tax Contributions and Compensation of Family Members of such Highly Compensated Employee, and such Family Members shall be disregarded in determining the "actual deferral percentage" for Participants who are not Highly Compensated Employees. Employee Pre-Tax Contributions may be taken into account for a Plan Year only if they are actually allocated to the Participant's Account as of a day within that Plan Year.

               (ii) "Highly Compensated Participant" means an Employee who has satisfied the eligibility requirements of Section 2.1 whether or not he or she has made an Employee Pre-Tax Contribution election and who is further defined as a Highly Compensated Employee in Section 17.26 of this Plan. Application of this test shall be made with reference to the rules at Code Section 414(q) and any applicable regulations thereto.

               (iii)"Non-Highly Compensated Participant" means an Employee who has satisfied the eligibility requirements of Section
                    2.1 whether or not he or she has made an Employee Pre-Tax




FINA CAPITAL ACCUMULATION PLAN - 10

                    Contribution election and who is further defined as a Non-Highly Compensated Employee in Section 17.27 of this Plan.

     (C)  Limitation on Matching Contributions and Employee After-Tax
          Contribution.

          (1) Notwithstanding anything herein to the contrary, if the Average Contribution Percentage of Highly Compensated Participants exceeds the greater of:

               (i) 1.25 times the Average Contribution Percentage of all Non-Highly Compensated Participants for such Plan Year, or

               (ii) 2 times the Average Contribution Percentage of Non-Highly
                    Compensated Participants, provided that the Average Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage of Non-Highly Compensated Participants by more than two (2) percentage points, or if total Employer Contributions for one or more Participants exceed the applicable limitations of Section 4.1, then the Committee shall take the actions described in paragraphs (2) through (4) below.

               In determining who is a Highly Compensated Participant or Non-Highly Compensated Participant for purposes of this Section, only such Employees who have satisfied the eligibility requirements of Section 2.1, Whether or not they made a Pre-Tax Salary Deferral Contribution, shall be considered.

          (2) First, reduce the Employee After-Tax Contributions and Matching Contributions allocable to each affected Participant so as to satisfy the applicable Code Section 415 limitations of Section 4.1.

          (3) Next, in accordance with Reg. Section 1.401(m)-1(e)(2), reduce the Employee After-Tax Contributions and Matching Contributions of those Highly Compensated Participants whose contribution percentages are the highest (working in descending order) which, once reduced, will be sufficient to comply with paragraph (c)(1) above.

               This same reduction process shall be used to the extent necessary to reduce the Average Contribution Percentage of Highly Compensated Employees to the extent necessary to comply with the




FINA CAPITAL ACCUMULATION PLAN - 11
           requirements of Section 1.401(m)-2 of the Income Tax Regulations precluding multiple use of the alternative [two percent (2%)] limitation of Section 3.4(a)(1)(ii) and (c)(1)(ii).

      (4) If contributions exceed the Average Contribution Percentage limits provided for in Section 3.4(c)(1) (called "Excess Aggregate Contributions" in the Code) at the end of the Plan Year, the amount of the Excess Aggregate Contribution for such Plan Year (and any income allocable to such contribution) shall be dealt with as follows:

           (i) First, Employee After-Tax Contributions that were not matched by Matching Contributions shall be treated as Excess Aggregate Contributions, to the extent of such Excess Aggregate Contributions and distributed to the Highly Compensated Employee;

           (ii) Next, any remaining Excess Aggregate Contributions shall be allocated pro rata to remaining Employee After-Tax Contributions and Matching Contributions. Excess Aggregate Contributions so allocated to Employee After-Tax Contributions shall be distributed to the Highly Compensated Employees on whose behalf they were contributed not later than two and one-half (2-1/2) months after the close of the plan year for which they were contributed. Matching Contributions made with respect to such returned Employee After-Tax Contributions shall be forfeited if forfeiture is permissible under Section 411 of the Code or, if forfeiture is not permitted by Section 411, distributed (with any income allocable thereto) at the same time the Employee After-Tax Contributions are distributed.

                Income allocable to such Excess Aggregate Contributions is equal to the sum of the allocable gain or loss for the Plan Year and the allocable gain or loss for the period from the end of the Plan Year until the date of distribution. Income allocable to Excess Aggregate Contributions for the Plan Year is determined by multiplying the total income for the Plan Year attributable to Employee After-Tax Contributions and Matching Contributions by a fraction the numerator of which is the Excess Aggregate Contributions on behalf of the Highly Compensated Employee for the Plan Year and the denominator of which is such Employee's Post-83 Match and Employee After-Tax Account balances at the end of the Plan Year reduced by any gain allocable to such Account for the Plan Year and increased by any loss allocated to such Accounts for the Plan Year. Income allocable to the period




FINA CAPITAL ACCUMULATION PLAN - 12
               between the end of the Plan Year and the date of distribution of the excess contribution is 10% of the income for the Plan Year multiplied by the number of months that have elapsed since the end of the Plan Year. For this purpose a distribution will be treated as made on the last day of the preceding month if it is made on or before the 15th day of the month and at the end of the month if it is made after the 15th day of that month.

     (5) If an Employer has a plan or plans that must be treated (with this Plan) as one plan for purposes of Sections 401(a)(4) and 410(b) of the Code, all Employee After-Tax and Employee Matching Contributions made under this Plan and such plans shall be treated as made under a single plan.

     (6) If for any Plan Year any Highly Compensated Employee is eligible to participate in more than one arrangement of an Employer subject to
          Section 401(m) of the Code, the Average Contribution Percentage shall be calculated by treating all such arrangements in which such Highly Compensated Employee is eligible to participate as one arrangement.

     (7)  For purposes of this Subsection  3.4(c):

          (i) "Average Contribution Percentage" means for each Plan Year the average of the fractions of each Participant, where the numerator of the fraction is the amount allocated to the Participant's After-Tax Account and Post-83 Match Account and the denominator is his or her Compensation for such Year. For purposes of determining the ratio of Employee After-Tax Contributions and Matching Contributions to Compensation of a Highly Compensated Employee who is a five percent (5%) owner or one of the ten (10) Employees paid the highest compensation during that year, the Employee After-Tax Contributions, Matching Contributions and Compensation of such Highly Compensated Employee shall include the Employee After-Tax Contributions, Matching Contributions and Compensation of Family Members of such Highly Compensated Employee, and such Family Members shall be disregarded in determining the Average Contribution Percentage for Participants who are not Highly Compensated Employees.

               Employee After-Tax Contributions and Matching Contributions may be taken into account for a Plan Year only if they are actually allocated to the Participant's Account as of a day within that Plan Year.




FINA CAPITAL ACCUMULATION PLAN - 13

                             ARTICLE IV

        LIMITATION ON ANNUAL ADDITIONS SECTION

     4.1. LIMITATION ON ANNUAL ADDITIONS.

     (a) General Rule. Notwithstanding any other provision of the Plan, the sum of the Annual Additions for each Participant for any Limitation Year shall not exceed the lesser of:

             (i) $30,000 adjusted for each Limitation Year to take into account any cost-of-living increase adjustment provided for the Limitation Year pursuant to Section 415(d) of the Code; or

             (ii) 25%  of the Participant's Limitation Year Compensation.

     (b) Annual Additions Defined. The term "Annual Additions" means the sum of the following amounts allocated to a Participant's accounts as of any date during the Limitation Year under this Plan or any other Defined Contribution Plan maintained by any Employer:

             (i) forfeitures and Employer contributions (which includes Participant Pre-Tax Contributions, which are for these purposes employer contributions); plus

             (ii) Employee After-Tax Contributions, if any (other than rollover contributions, if any); plus

             (iii)amounts allocated after March 31, 1984, to any individual medical account as defined in Code Section 415(i)(1) which is part of any qualified defined benefit plan maintained by the Company, and

             (iv) amounts derived from contributions paid or accrued after December 31, 1985 in Plan Years ending after that date which are attributable to post-retirement medical benefits allocated to the separate account of any Key Employee, under a welfare benefit fund as defined in Code Section 419(e) by any Employer.

                  However, amounts described in (iii) and (iv) above do not apply in determining the percentage limit of Section 4.1(a)(ii).





FINA CAPITAL ACCUMULATION PLAN - 14

     Section 4.2. Multiple Plan Reduction.

     (a) General Rule. If any Participant under this Plan is a Participant in one or more Defined Benefit Plans and one or more Defined Contribution Plans maintained by any Employer, the sum of his Defined Benefit Plan Fraction and the Defined Contribution plan Fraction as defined by Sections 415(e)(2) and (3) of the Code) for any such Limitation Year may not exceed 1.0.

     (b) The Defined Benefit Plan Fraction for any Limitation Year is a fraction in which the: (i) numerator is the projected Annual Benefit {as defined at Subsection 4.2(g)} of the Participant under the Plan (determined as of the close of the Plan Year), and (ii) the denominator is the lesser of: (A) product of 1.25 multiplied by the maximum dollar limitation in effect under
Section 415(b)(1)(A) of the Code for such Limitation Year, or (B) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code for such Limitation Year.

     (c) The Defined Contribution Plan Fraction for any Limitation Year is a fraction in which the: (i) numerator is the sum of the "annual additions" to the Participant's Account as of the close of the Plan Year and the (ii) denominator is the sum of the lesser of the following amounts determined for such year and each prior year of service with any Employer: (A) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such Limitation Year (determined without regard to Section 415(c)(6) of the Code), or (B) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) or Section 415(c)(7), if applicable, of the Code for such Limitation Year (For Limitation Years beginning prior to January 1, 1987, annual additions shall not be recomputed to treat all employee contributions as annual additions).

     (d)  For purposes of the preceding Subsection (c), the term
"Participant's Account" shall mean the account(s) established and maintained for each Participant with respect to his total interest in the Defined Contribution Plan maintained by the Employer resulting from the Employer's contribution.

     (e) Effect of Top Heavy Plan Status on Multiple Plan Reduction Rule. Notwithstanding any other provision of this Plan, for any Top Heavy Plan Year, unless the Secondary Minimum Annual Allocation is provided pursuant to Subsection 13.2, and the secondary minimum annual allocation or benefit (whichever is applicable under Code Section 416(h)) is provided under all plans of the Required Aggregation Group (as defined at Subsection 13.1(f)(i) (or the 7-1/2 percent rule of Subsection 13.2, if applicable, is complied with), then in computing the denominators




FINA CAPITAL ACCUMULATION PLAN - 15
of the Defined Benefit and Defined Contribution Plan Fractions, a factor of 1.0 shall be substituted for 1.25 in Subsections 4.2(b) and (c). For any Super Top Heavy Plan Year 1.0 shall be substituted for 1.25 in any event.

     (f) Excessive Benefit - Adjustment. If the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall exceed 1.0 in any Limitation Year for any Participant in this Plan, the Committee shall reduce the Annual Additions to this Plan to the extent necessary to assure that the sum of both fractions shall not exceed 1.0 in any Limitation Year for such Participant, but only if the pension plan or plans do not provide for a reduction in benefit accruals to satisfy this limitation.

     (g) Annual Benefit as used in this Article shall mean the pension benefit payable from the Pension Plan adjusted in accordance with Section 1.415-3(b)(1) of the Income Tax Regulations.

    Section 4.3. Definitions Relating to Annual Addition Limitations. For purposes of the Plan, the following definitions shall apply:

      (a) "Retirement Plan" means (i) any pension, profit sharing, or stock bonus plan described in Section 401(a) of the Code, which includes a trust exempt from tax under Section 501(a) of the Code,
(ii) any annuity plan or annuity contract described in Sections 403(a) or 403(b) of the Code, (iii) any qualified bond purchase plan described in Section 405(a) of the Code, and (iv) unless exempt pursuant to Code Section 415(c)(2), any individual retirement account, individual retirement annuity or retirement bond described in Sections 408(a), 408(b) or 409 of the Code and any simplified employee pensions described in Section 408(k) of the Code.

      (b) "Defined Contribution Plan" means a Retirement Plan (whether or not terminated) which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeiture of accounts of other participants which may be allocated to such participant's account.

      (c)    "Defined Benefit Plan" means any Retirement Plan
(whether or not terminated) which is not a Defined Contribution Plan; provided, however, that if a Defined Benefit Plan provides for voluntary employee contributions, such voluntary employee contributions shall be considered as a separate Defined Contribution Plan for purposes of applying the limitations of Section 415 of the Code and the provisions of this Article.

      (d) "Limitation Year" means the twelve consecutive month period ending on the last day of the Plan Year.




FINA CAPITAL ACCUMULATION PLAN - 16

      (e) "Limitation Year Compensation" means all amounts actually paid or made available by the Company during a Limitation Year for services and includable in the Participant's gross income, including bonuses, overtime pay, vacation pay and disability pay, but excluding deferred compensation, stock options and other distributions which are excluded from gross income or receive special tax benefits.

      Section 4.4. Reduction of Annual Additions. If it is determined that the Annual Additions to a Participant's accounts for any Limitation Year would exceed the limitations of this Article, such Annual Additions shall be reduced to bring them within such limitations in the following manner:

      (a) Employee After-Tax Contributions which are included in such Annual Additions shall be returned to the Participant to the extent permitted by Article III.

      (b) If further reductions are necessary, then such Participant's allocable share of the Employer's contribution and/or forfeitures which have been applied in reduction of an Employer's obligations for the Plan Year ending within the Limitation Year shall be reduced. The amount of such reduction shall be credited to an Unallocated Employer Contribution Account. Such Account shall not be subject to adjustment pursuant to Article V and shall be deemed an Employer contribution for the succeeding Plan Year.

Notwithstanding the foregoing, if a Participant in this Plan is also a participant in another qualified plan maintained by an Employer, the Committee may agree with the named fiduciaries of such other plans that adjustments to the Participant's accounts and/or benefits under such other plans shall be made in addition to or in lieu of the adjustments otherwise required by this Section in order to comply with the limitations of this Article and Section 415 of the Code.


                                  ARTICLE V

                   PLAN ACCOUNTING, RECORDKEEPING
                      AND DIRECTED INVESTMENTS

      Section 5.1. Plan Accounting Records. The Committee shall, in conjunction with the Plan's recordkeeper, establish and maintain a set of accounting records for the Plan for the purpose of accounting for the benefit of Participants and their beneficiaries under the Plan and for all receipts, disbursements and liabilities of the Plan.

      All Employee After-Tax Contributions made by a Participant pursuant to Subsection 3.1(b), and all Company Stock and other amounts attributable to




FINA CAPITAL ACCUMULATION PLAN - 17
contributions made by such Participant to the First Thrift Plan, shall be allocated to such Participant's Employee After-Tax Account under this Plan.

      All Company Stock and other amounts attributable to contributions made by an Employer to the First Thrift Plan for a Participant shall be credited to such Participant's Pre-84 Match Account under this Plan. All amounts attributable to Matching Contributions made by an Employer for a Participant pursuant to
Section 3.2, and all forfeitures applied pursuant to Subsection 6.3(c)(iv) to reduce the Matching Contributions which would otherwise have been made by an Employer for such Participant, shall be credited to such Participant's Post-83 Match Account under this Plan.

      All accounts maintained for a Participant shall sometimes be collectively referred to as "Account" or "Accounts". All of the same type of Accounts maintained for a Participant shall sometimes be collectively referred to in the singular. In addition, the Plan's accounting records shall otherwise be organized and contain such information as is necessary and desirable for the preparation of financial and other reports and information as required under the Plan or by law.

      The fair market value of trust assets shall be determined at least once in each Plan Year in accordance with a method consistently followed and uniformly applied, and the Accounts of all Participants shall be adjusted in accordance with the valuation.

    Section 5.2. Trust and Directed Investment Accounts.

      (a) General Rules With Regard to Direction of Investments. The Committee shall notify all Participants that they may direct or redirect investment of their Accounts as herein set forth by filing a written direction with the Committee. The Committee, in its sole and absolute discretion, shall establish and communicate to the Participants uniform and nondiscriminatory rules and policies in connection therewith which, by way of illustration only and not by way of limitation, may:

                (i) require that each Participant who directs the investment of his Accounts must control the investment of such entire Accounts;

              (ii) limit the periods during which amounts may be transferred and their frequency of transfer to the first month of each quarter of the Plan Year, or to semiannual dates etc.

              (iii) limit the right of direction to investment in a qualified category of assets.

             Notwithstanding anything herein to the contrary, a Participant may direct the investment of his Accounts only in investments which are permitted under the provisions of the Plan and Trust which would




FINA CAPITAL ACCUMULATION PLAN - 18
not constitute a prohibited transaction pursuant to the Act or Code.

     (b) Investment of Employee After-Tax. Employee Pre-Tax, Pre-84 and Post-83 Match Accounts. For investment purposes, the Trust may be divided into such number and kind of separate and distinct investment funds as the Committee may from time to time authorize in its absolute discretion ("Investment Funds"); provided, however, that no common or preferred stock of a corporation other than that of either an Employer or PSA Stock shall be acquired and held for any such Investment Fund. Subject to said stock investment limitation, the Trust assets allocated to a particular Investment Fund shall be invested by the Trustee in such type of property, whether real, personal or mixed as the Trustee is directed to acquire and hold for such Investment Fund.

     (c) Direction. Upon becoming a Participant in the Plan each Participant shall direct, on a form prescribed by and filed with the Committee, that:

           (i) the contributions and other amounts credited to his Employee After-Tax and Employee Pre-Tax Accounts be invested, in percentage multiples authorized by the Committee, in one or more of the following:
Company Stock, PSA Stock, or one or more of the Investment Funds authorized from time to time by the Committee; and

           (ii) the contributions and other amounts credited to his Pre-84 and Post-83 Match Accounts be invested, in percentage multiples authorized by the Committee, in Company Stock and/or PSA Stock.

     (d) Failure to Direct. If a Participant fails to give any such investment direction in accordance with Subsection (c) above, all contributions and other amounts credited to his Employee After-Tax Account, and Employee Pre-Tax Account shall be invested in such money market Investment Fund(s) as the Committee shall from time to time in its absolute discretion designate, and all contributions and other amounts credited to his Pre-84 and Post-83 Match Accounts shall be invested in Company Stock.

     (e)  Change of Directed Investments.

          (i) Future Contributions. A Participant may change his investment direction with respect to future contributions to his Pre-Tax and/or After-Tax Accounts on such date(s) as set forth at Section 1.8(a) above (or at such other times as the Committee may from time to time in its sole and absolute discretion establish upon reasonable notice to Participants), provided that the written notice of such Participant's change is delivered to the Committee




FINA CAPITAL ACCUMULATION PLAN - 19
by such date prior to the effective date of such change as the Committee may from time to time, in its sole and absolute discretion establish, also upon reasonable notice of such deadline to Participants.

             (ii) Part or All of Account Balances. In addition, a Participant may redirect the investment of part or all of his/her Account balances, such change(s) to be processed on such date(s) as set forth at Section 1.8(b) above (or at such other times as the Committee may from time to time, in its sole and absolute discretion establish upon reasonable notice of such date(s) to the Participants and, provided that the written notice of such Participant's change is delivered to the Committee, by such date prior to the effective date of such change as the Committee may from time to time in its sole and absolute discretion establish, also upon reasonable notice of such deadline to Participants.

     (f) Dividends on Company Stock. All cash dividends, stock dividends, stock splits, interest and other amounts received by the Trustee with respect to the Company's Stock or PSA Stock held for an Employee After-Tax, Employee Pre-Tax, Pre-84 or Post-83 Match Account shall be credited to (and, if cash or property other than the security from which it was derived, used as soon as practicable to purchase said security for), such Account. At the end of each month the portion of any Account invested in a particular Investment Fund shall be adjusted to reflect its proportionate share of the fair market value of the assets then held by the Trustee for that particular Investment Fund.

     (g) Government Bonds. Effective upon the attainment of the general guarantee base rate maturity for Government Bonds or as soon thereafter as administratively feasible, the Trustee shall surrender and redeem all Government Bonds. Coincident with such redemption, the Trustee shall provide affected Participants an election to invest the proceeds of such surrendered Government Bonds allocable to their respective Participant's Account into one or more of the other
Investment Fund(s).

             If a Participant fails to timely direct the investment of the proceeds of the surrendered Government Bonds allocable to such Participant's Account, then such proceeds shall be invested in such money market Investment Fund(s) as the Committee shall, in its sole discretion, have directed for investment of funds for which Participant direction was not provided. No additional monies (whether from other Investment Funds or from additional contributions to the Plan from any source) may be directed to be invested into Government Bonds.




FINA CAPITAL ACCUMULATION PLAN - 20

             The Participant for whose Account such Government Bond was previously purchased shall take such steps as the Trustee may prescribe in order to effect the surrender and redemption thereof by the Trustee.

    Section 5.3. Purchases of Company and PSA Stock. Company Stock may be purchased by the Trustee in the open market or from the Company.

      If Company Stock is purchased from the Company on a day such stock was traded on the open market, the price of such Company Stock shall be the closing price of Company Stock on the open market on such day. If such stock was not traded on the open market on the date of the purchase from the Company, then the price of such Company Stock shall be the closing price of Company Stock on the open market on the nearest date next preceding the date of the purchase. PSA Stock shall be purchased by the Trustee in such market or markets as may exist from time to time.

      The Trustee shall add to the cost of securities purchased any brokerage commissions, transfer taxes and other charges or expenses incident thereto, or deduct from the gross proceeds from the sale of securities, any such charges incident thereto. The cost to a Participant's Account for securities purchased shall be the average cost of all securities of the particular issue purchased by the Trustee during the calendar month in which the securities shall have been purchased for Participants' Accounts.


                             ARTICLE VI

                   VESTING AND PAYMENT OF BENEFITS

    Section 6.1. Early Retirement Date. The Retirement Date means the date the Participant reaches the age set forth in Section 1.9.

      A Participant who continues employment beyond his Retirement Date shall continue to participate herein.

      Section 6.2. Disability Retirement. "Disability Retirement" shall mean the Participant's Termination of Employment because of permanent disability. A Participant will be considered permanently disabled for purposes of the Plan if he is considered (or would be considered if he were covered thereunder) disabled under the Company's long-term disability plan.




FINA CAPITAL ACCUMULATION PLAN - 21

     Section 6.3.  Vesting.

     (a)  Employer Contribution Accounts (Pre-84 and Post-83 Match
Accounts). Subject to Subsection 6.3(e) and Section 13.3, if a Participant incurs 5 consecutive Breaks in Service prior to his Retirement, Disability Retirement or death, such Participant shall be entitled to receive the full amount credited to his Employee After-Tax and Employee Pre-Tax Accounts, plus a portion of the amount credited to his Pre-84 and Post-83 Match Accounts, as set forth in the applicable schedule in (i) or (ii) below, depending upon the number of Years of Service completed by such Participant on the date of such separation from employment:

          (i) Discharge for Cause or Post-Termination Adverse Conduct. If such Participant was not a Participant on the date this amendment and restatement was executed but subsequently became a Participant and if his employment with an Employer or Affiliated Company was terminated for Cause, as defined in Subsection 6.3(e), or such Participant voluntarily incurred a termination of employment whereupon Cause for termination is demonstrated, he shall be vested in a percentage of his Pre-84 and Post-83 Match Accounts in accordance with the following schedule:

                       Years of Service                   Percentage Vested

                        Less than 3                              None
                    3  but less than 4                            20%
                    4  but less than 5                            40%
                    5  but less than 6                            60%
                    6  but less than 7                            80%
                    7  or more                                   100%

          (ii) General Rule. All other Participants shall be entitled to vesting in their Pre-84 and Post-83 Match Accounts in accordance with the following schedule:

                       Years of Service                   Percentage Vested

                        Less than 3                               None
                    3  but less than 4                             60%
                    4  but less than 5                             80%
                    5  or more                                    100%

     provided, however, that notwithstanding the foregoing schedules, a Participant's Pre-84 and Post-83 Match Accounts shall be fully vested on and after the day such Participant dies, retires by reason of disability, or attains the age of 55 years. The amount a Participant is entitled to




FINA CAPITAL ACCUMULATION PLAN - 22
receive under this Section shall be distributed to such Participant in accordance with the provisions of Articles VI and VII, and the balance of such Participant's Pre-84 and Post-83 Match Accounts shall be forfeited.

     (b) Employee Pre-Tax and Employee After-Tax Contributions. A Participant shall at all times have a nonforfeitable right in 100% of his Employee Pre-Tax Account and his Employee After-Tax Account.

     (c) Forfeitures.

         (i) Upon the earlier of (A) the Participant's Termination of Employment and subsequent receipt of a total distribution of the Vested portion of his Match Account(s), or (B) the last day of the Plan Year during which such Participant incurs five (5) consecutive one year Breaks-in-Service, the forfeitable (non-vested) portions of his Match Account(s) shall be designated a "forfeiture" as of the last day of such Plan Year.

         (ii) The amount of any forfeiture shall be based upon the balance in the applicable Accounts as of the Valuation Date immediately preceding the date on which the forfeiture occurs. For purposes of this Article VI, a forfeiture shall be charged to the applicable Accounts as if it were a distribution on the date the forfeiture occurred and, accordingly, that portion of the Account which is forfeited shall not share in trust fund earnings.

         (iii) A Participant whose Match Account(s) shall be charged with a forfeiture under Subsection 6.3(c)(i) above shall at all times have a nonforfeitable right in 100% of the balance in his Match Account(s) after the charge for the forfeiture. Since such Participant's nonforfeitable right in any of the Employer contributions and forfeitures subsequently allocated to him shall be determined in accordance with Subsection 6.3(a), such allocations shall be credited to a separate Match Contribution Account established for this purpose.

         (iv) Application of Forfeitures. Any forfeitures resulting under the provisions of this Article shall be credited to a Forfeiture Account and thereafter applied to reduce the earliest subsequent Matching Contributions the Employers would otherwise be required to make to the Plan; provided, however, that if the Plan is terminated, any forfeited amounts not then so applied shall be allocated among and credited to the Post-83 Accounts of the Participants in the employ of or on authorized leave of absence from an Employer or Affiliated Company on the date of such termination, in the proportion that the Basic Compensation received by each




FINA CAPITAL ACCUMULATION PLAN - 23
such Participant during the portion of the then current Plan Year prior to said termination bears to the Basic Compensation received by all such Participants during the portion of the then current Plan
Year prior to said termination.

     (d) Reinstatement of Forfeiture/Repayment.

         (i) If a Participant shall terminate employment and receive a total distribution of the vested portion of his Account(s) (whether or not he was fully vested in his Match Account(s)) but then is reemployed before he has five (5) consecutive One Year Breaks in Service after the receipt of his prior distribution, the Participant will have a special repayment right. The Participant may, prior to the earlier of the end of the five (5) year period beginning on such Participant's resumption of employment or said five (5) consecutive
One Year Breaks in Service, repay in one single sum payment all, but not less than all, of the amount he received as a distribution from his Match Account(s).

              If the Participant repays the distribution as provided in the first paragraph then the previously forfeited (if any) portion of his or her Accounts shall be reinstated as of the last day of the Plan Year in which the repayment is made. However, the repayment and reinstatement will be considered made after the trust fund earnings have been allocated, which means that the repaid and reinstated amounts will not share in income, gains or losses for the Plan Year(s) since the date of distribution. Also, to the extent that all or part of the repaid distribution was properly included in the Participant's gross income, in a year of distribution, such part shall be allocated to the Participant's Employee After-Tax Account as of the date of repayment.

         (ii) The amount to be reinstated shall be taken in the Plan Year of repayment from the following sources (in each year exhausting each source before using a subsequent source):

              (A)    forfeitures;

              (B) trust fund earnings not specifically otherwise allocable, if any.

              (C) If the above sources are not sufficient to completely reinstate one or more Participants' forfeitures, the Employer shall make such further contribution as shall be necessary to complete the reinstatement.




FINA CAPITAL ACCUMULATION PLAN - 24

              (iii) The amount reinstated shall not be considered an Employer Contribution (or an Employee contribution) for purposes of calculating a Participant's Annual Additions under Section 4.1 hereof.

    (e)  Discharge for Cause or Post Termination Adverse Conduct.
Notwithstanding anything herein to the contrary, any Participant who:

              (i)   has been discharged by the Employer for Cause or

              (ii) voluntarily incurs a termination of employment whereupon Cause for discharge is demonstrated, shall not be entitled to any distribution prior to the earlier of:

              (iii) sixty (60) days after the end of the calendar year in which either the Participant attains age 55 or terminates employment, whichever is later or

              (iv)  April   1  of the year after the year the
Participant attains age 70-1/2.

      "Cause" is defined as any misdemeanor or felony or other act evidencing theft, embezzlement, extortion, conversion, misappropriation or fraud.

    Section 6.4. Commencement of Benefits.

    (a) Distribution Upon Termination, Retirement, Disability and
Death Benefits Any amount payable to a Participant under the Plan upon his Termination of Employment, Retirement or Disability shall be distributable to such Participant in a single distribution. Any amount payable under the Plan upon the death of a Participant who was married at the time of his death shall be distributed in a single distribution to the surviving spouse of such Participant unless such Participant had designated otherwise with the written consent of his spouse which is witnessed by a member of the Committee or a notary public.

    Any amount payable under the Plan upon the death of a Participant who is not married or who is married but has designated, as provided above, a Beneficiary other than his spouse, shall be distributed in a single distribution to the Beneficiary or Beneficiaries so designated by the Participant.

    Designation of Beneficiary or Beneficiaries shall be made in writing on a form prescribed by the Committee and, when filed with the Committee, shall become effective and remain in effect until changed by the Participant by the filing of a new Beneficiary designation form with the Committee.




FINA CAPITAL ACCUMULATION PLAN - 25

     If an unmarried Participant fails to so designate a Beneficiary, or in the event all of the designated beneficiaries are individuals who predecease such Participant, then the Committee shall direct the Trustee to distribute the amount payable under the Plan in a single distribution to the estate of such deceased Participant.

     (b)   Latest Benefit Commencement Date.

           (i) General Latest Date. Unless the Participant shall otherwise elect pursuant to Subsection 6.4(b) or 6.4(c)(ii), distribution of the nonforfeitable portion of his Accounts shall be made or commence (in accordance with Article VII), not later than the 60th day following the last day of the Plan Year during which the later of the following events occur:

                (A)   the Participant attains age 55, or

                (B)   the Participant's Termination of Employment.

           (ii) Nonascertainable Distribution. If the amount of a required distribution cannot be ascertained, a distribution retroactive to the required commencement date may be made no later than 60 days after the earliest date on which the amount of such distribution can be ascertained under the Plan.

     (c)   TEFRA/DEFRA Supervening Distribution Requirements.

           (i) General Life-Time Rule. Notwithstanding any provision in this Section or elsewhere in this Plan to the contrary, a Participant's entire interest in this Plan shall be distributed to him generally not later than the April 1st of the calendar year following the calendar year in which he attains age 70-1/2.

           (ii) Grandfather Rule -- Tax Reform Act of 1986. Notwithstanding Subsection 6.4(c)(i), in the case of an Employee (other than a Five Percent Owner as defined at Article I at anytime during the 5-Plan Year period ending in the calendar year in which such Five Percent Owner attains age 70), such distribution may begin as late as the April 1st of the calendar year following the calendar year in which he retires if such individual was both; already age 70 before January 1, 1988 and was not a Five Percent Owner at any time during or after the Plan Year ending with or within the calendar year in which such Five Percent Owner attained age 66.




FINA CAPITAL ACCUMULATION PLAN - 26

          (iii) Grandfather Rule -- TEFRA. Notwithstanding Subsection 6.4(c)(i) or (ii) above, if such person has had in effect a valid designation made under Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982, such designation shall control.

           (iv)  General Post-Death Rule.

                 (A)   If Benefits Began During Lifetime.
Notwithstanding any provision in this Plan to the contrary, if a Participant's benefits have commenced as provided at Subsection 6.4(c)(i) above and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used under Subsection 6.4(c)(i) above on the date of his death.

                 (B)   If Benefits Did Not Begin Before Death -
Five-Year Rule. If a Participant dies before his or her distributions have commenced, such Participant's entire interest will be distributed within five (5) years after his/her death.

                 (C) Exception To Five-Year Rule. If the Beneficiary is the Participant's spouse, the distribution need only be made by the date on which the Participant would have attained age 70-1/2 provided, however, if the surviving spouse then dies before payments are required to begin, then the entire interest must be distributed within five (5) years of the surviving spouse's death.

     Section 6.5.  Vesting Years of Service.

     (a) Vesting Year of Service Defined. A "Vesting Year of Service" means any Plan Year during which an Employee or Participant completes 1,000 or more Hours of Service with the Company or an Affiliated Company, provided that no "Vesting Year of Service" shall be credited for any Plan Year in which the Employee is eligible to make but fails to make any Pre-Tax or After-Tax Contribution.

     (b)   Determination of Vesting Years of Service.

           (i) Post-Break Service - Pre-Break Account. All of a Participant's Vesting Years of Service shall be taken into account; provided, however, if a Participant incurs a One Year Break in Service during the Plan Year in which his Termination of Employment occurs or the immediately following Plan Year, his




FINA CAPITAL ACCUMULATION PLAN - 27

                Vesting Years of Service completed after such One Year Break in Service shall be disregarded for purposes of determining his forfeitable right in the balance of his pre-break Match Account(s) as of the date he incurs five (5) Consecutive One Year Breaks in Service.

           (ii) Pre-Break Service. No Participant shall ever lose credit for previously credited Vesting Years of Service (this Plan does not contain a vesting "rule of parity").

          (iii) Vesting Transition Rule. Notwithstanding Subsection 6.5(b)(i) above, for purposes of Section 11.2, (with regard to plan amendment) all of a Participant's Vesting Years of Service shall be taken into account.

           (iv) Ineligible Person's Hours of Service for Vesting. For purposes of determining Vesting Years of Service, all Hours of Service with an Employer or an Affiliated Company shall be counted regardless of status as an Ineligible Person.

                             ARTICLE VII

                         SETTLEMENT OPTIONS

     Section 7.1.  Methods of Distribution.

     (a) General. Distribution by the Trustee of the nonforfeitable portion of a Participant's Accounts will be made or commence at the time prescribed by Article VI in a single distribution.

     (b) Government Bonds. The portion of any Account invested in Government Bonds will be distributed in the form of such bonds or in cash, or in any combination thereof, as determined by the Committee in its absolute discretion.

     (c) Company Stock. The portion of any Account invested in Company Stock will be distributed in the form of such stock or in cash, or in any combination thereof, as determined by the Committee in its absolute discretion.

     (d) PSA Stock. The portion of any Account invested in PSA Stock or PSA American Depository Receipts ("ADR's") will be converted into cash and distributed in the form of cash or in the form of Company
Stock, or in any combination thereof, as determined by the Committee in its absolute discretion. Any Company or PSA Stock or PSA ADR's which is to be converted into cash for distribution to a Participant or beneficiary shall




FINA CAPITAL ACCUMULATION PLAN - 28
be sold by the Trustee in the open market during the month preceding the date as of which such withdrawal or other distribution occurs. The amount of cash to be distributed to the Participant or beneficiary with respect to such Company or PSA Stock or PSA ADR's shall be determined on the basis of the average net proceeds per share (i.e., gross proceeds from the sale less any brokerage commissions, transfer taxes and other expenses incident thereto) realized by the Trustee upon such sales during said month. In lieu of making such sales on the open market, the Trustee in its discretion may match such sales with purchases to be made for such month pursuant to the Plan, with the prices of any such matched sales and purchases being determined in the same manner as provided in
Section 5.3 for determining the price of Company Stock purchased from the Company.

      The portion of any Account invested in an Investment Fund authorized by the Committee will be converted into and distributed in the form of cash.

      Section 7.2. Date for Determining Value of Account Balance. Notwithstanding the date or dates upon which distributions from a Participant's Accounts are made, such distributions shall be based upon the value of his Accounts as of the immediately preceding Valuation Date as determined from time to time by the Committee.

      Section 7.3. Qualified Domestic Relations Order. The provisions of this Article shall not apply to the extent they conflict with a Qualified Domestic Relations Order as determined by the Committee pursuant to its Qualified Domestic Relations Order procedure.

      Section 7.4. Effect of Death of Beneficiary. In the event any person entitled to receive death benefits survives the Participant but dies prior to his/her receipt of all of the benefits to which he/she is entitled, the balance of such benefits shall be paid (in accordance with Article VI) to such person's estate.

      Section 7.5. Minors and Persons Under Other Legal Disability. Distributions to a minor or a person under other legal disability shall be made by the Trustee at the direction of the Committee:

      (a) to either one or both of the natural or adoptive parents, the legal guardian or conservator of such person, or any other person who, as a matter of local law, is responsible for the financial affairs of the minor; or

      (b) to a custodian for such person under any Uniform Gifts to Minors Act or Gifts of Securities to Minors Act.




FINA CAPITAL ACCUMULATION PLAN - 29

                            ARTICLE VIII

                         PLAN ADMINISTRATION


    Section 8.1. Appointment of Committee. This Plan shall be administered on behalf of all Employers by a Committee composed of at least three (3) individuals appointed by the Board of Directors of the Company. Each member of the Committee so appointed shall serve in such office until his death, resignation, or removal by the Board of Directors of the Company. The Board of Directors of the Company may remove any member of the Committee at any time by giving written notice thereof to the members of the Committee. Vacancies shall likewise be filled from time to time by the Board of Directors of the Company. The members of the Committee shall receive no remuneration from the Plan for their services as Committee members.

    Section 8.2. General Rights, Powers and Duties of Committee. The Committee shall be responsible for the management, operation and administration of the Plan. In addition to any powers, rights and duties set forth elsewhere in the Plan, the Committee shall:

    (a) construe and interpret the Plan, implement the provisions of the Plan and resolve all questions arising under the Plan;

    (b) adopt such rules and regulations consistent with the provisions of the Plan as it deems necessary for the proper and efficient administration of the Plan;

    (c) enforce the Plan in accordance with its terms and any rules and regulations it establishes;

    (d) maintain records concerning the Plan adequate to prepare reports, returns and other information required by the Plan or by law;

    (e) direct the Trustee as to the payment of benefits under the Plan and give such other directions and instructions necessary for the proper administration of the Plan;

    (f) employ or retain agents, attorneys, actuaries, accountants or other persons (who also may be employed by or represent the Company).




FINA CAPITAL ACCUMULATION PLAN - 30

    Section 8.3. Action by the Committee.

    (a) All actions of the Committee shall be taken pursuant to the decision of a majority of the persons then serving on the Committee.

    (b) The Committee may by such majority action authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of its member or members so authorized to act.

    Section 8.4. Fiduciary Obligations. The Committee (and any other fiduciary with respect to the Plan) shall discharge its duties hereunder solely in the interest of the Participants and their beneficiaries and --

    (a) for the exclusive purposes of:

          (i) providing benefits to Participants and their beneficiaries; and

          (ii) defraying reasonable expenses of administering the Plan and Trust; and

    (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

    Section 8.5. Information to be Furnished to Committee. The Employer shall furnish the Committee such data and information as it may require. The records of the Employer shall be determinative as to an Employee's or Participant's period of employment, Termination of Employment and the reason therefor, leave of absence, reemployment and Compensation. Participants and their beneficiaries shall furnish to the Committee such evidence, data or information and execute such documents as the Committee requests.

    Section 8.6. Uniform Application. In managing, operating and administering the Plan, the Committee shall apply the provisions of the Plan and any rules, regulations, and interpretations adopted by it in a uniform and nondiscriminatory manner so that all persons similarly situated shall be similarly treated and shall not discriminate in favor of Employees who are officers, shareholders, or Highly Compensated Employees of any Employer.




FINA CAPITAL ACCUMULATION PLAN - 31

    Section 8.7. Allocation and Delegation of Certain Fiduciary Duties.

    (a) The Committee shall have the authority to delegate any of its rights, powers and duties hereunder. Such delegation shall be in writing, shall be signed by the Committee, shall name the person or persons being designated and shall set forth the rights, powers and duties being delegated. Either the Company or the Committee may revoke any delegation made pursuant to this Subsection by written notification to the person or persons to whom the delegation has been made and to the Company (if the revocation is made by the Committee) or to the persons serving as the Committee (if the revocation is made by the Company).

     (b) Copies of all instruments allocating or delegating rights, powers and duties of the Committee or the revocation thereof shall be provided to the Trustee by the Company.

    Section 8.8. Indemnification of the Committee by the Company. To the extent permitted by law, the Company hereby agrees to indemnify a member of the Committee who is also an Employee of the Employer for and to hold him harmless against any and all liabilities, losses, costs or expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against him at any time by reason of his service under the Plan if he did not act dishonestly or otherwise in willful violation of the law under which such liability, cost or expense arises. This indemnity shall not preclude such other indemnities as may be available under insurance purchased or provided by the Company or under any bylaw, agreement, action of stockholders or disinterested directors or otherwise, to the extent permitted by law. Payments of any indemnity, expenses or fees under this Section shall be made solely from assets of the Company and shall not be made directly or indirectly from Trust Fund assets.

    Section 8.9. Limitation on Responsibilities. The functions of any agent, attorney, actuary, accountant or other person engaged pursuant to Section 8.2 and Qualified Investment Manager, if any, engaged pursuant to Section 8.10 shall be limited to the specific services and duties for which they are engaged, and such persons shall have no other duties or obligations under the Plan or Trust. Such persons shall exercise no discretionary authority or control respecting management of the Plan and Trust and, unless engaged as the Qualified Investment Manager, shall exercise no authority or control respecting management or disposition of the assets of the Trust. A member of the Committee who is an Employee shall be free from all liability for his acts and conduct in the administration of the Plan and Trust except for acts of willful misconduct; provided, however, that the foregoing shall not relieve him from any responsibility or liability for any responsibility, obligation or duty he may have pursuant to the Act.

    Section 8.10. Appointment of Qualified Investment Manager. The Company may appoint Qualified Investment Managers to manage, invest and reinvest any part or all of the assets of the Trust Fund in the same manner and to the same




FINA CAPITAL ACCUMULATION PLAN - 32
extent as the Trustee is empowered pursuant to the terms of the Trust. Such appointment shall be in writing, signed by an officer of the Company, and the Qualified Investment Manager and shall set forth the rights, powers and duties of the Qualified Investment Manager and contain an acknowledgment by the Qualified Investment Manager that he is a fiduciary with respect to the Plan and Trust. The Company may revoke the appointment of a Qualified Investment Manager at any time by written notification to that person. The Company shall notify the Trustee and the Committee in writing of the appointment or removal of a Qualified Investment Manager and of the rights, powers and duties given to a Qualified Investment Manager.


                             ARTICLE IX

          CLAIM FOR BENEFITS PROCEDURE AND LAPSED BENEFITS

      Section 9.1. Claim for Benefits. Any claim for benefits under the Plan shall be made in writing to the Committee. If such claim for benefits is wholly or partially denied by the Committee, it shall, within a reasonable period of time, but no later than 60 days after receipt of the claim, notify the claimant of the denial of the claim. Such notice of denial shall be in writing and shall contain
(a) the specific reason or reasons for denial of the claim, (b) a specific reference to the pertinent Plan and, if applicable, Trust provisions upon which the denial is based, (c) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary and (d) an explanation of the Plan's claims review procedure.

      Section 9.2. Request for Review of a Denial of a Claim for Benefits. Upon the receipt by the claimant of the written notice of denial of the claim or if the claim has not been granted within 60 days, the claimant may, not later than 90 days thereafter, file a written request with the Committee that the Committee conduct a full and fair review of the denial of the claimant's claim for benefits, which shall include a hearing if deemed necessary by the Committee. In connection with the claimant's appeal of the denial of his claim, he may review pertinent documents and may submit issues and comments in writing.

      Section 9.3. Decision Upon Claim for Review of a Denial of a Claim for Benefits. The Committee shall render a decision on the claim review promptly, but not later than 60 days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary) require an extension of time for processing, in which case the 60 day period (by written notice to the claimant within the 60-day period) shall be extended to 120 days. Such decision shall (a) include specific reasons for the decision, (b) be written in a manner calculated to be understood by the claimant and (c) contain specific references to the pertinent Plan and, if applicable, Trust provisions upon which the decision is based. The decision of the Committee shall be final and binding on all persons and shall not be




FINA CAPITAL ACCUMULATION PLAN - 33
overturned by any court unless said court first finds such decision to be arbitrary and capricious.

      Section 9.4. Domestic Relations Order. The Committee shall from time to time establish such written procedures for evaluating and determining the status of any domestic relations order and shall give due notice to any affected parties (Participants and alternate payees as defined at Code Section 414(p)(8)), as required by law. Notwithstanding anything herein to the contrary, an alternate payee shall have no right to direct the investment of a Participant's Account.

      Section 9.5.  Lapsed Benefits.

      (a) General. If the Committee mails by registered or certified mail, return receipt requested, to a Participant or beneficiary entitled to a distribution hereunder at his last known address, a notification that he is so entitled and said notification is returned as being undeliverable because the addressee cannot be located at said address, and if, by the last day of the Plan Year coinciding with or immediately following the third (3rd) anniversary of the date as of which such person first could not be located, said person has not informed the Committee of his whereabouts, his entire interest in this Plan shall become a forfeiture and shall be reallocated as provided in Subsection 9.5(c). Thereafter such person shall have no further right or interest therein except as provided in
Section 9.5(b).

      (b) Reinstatement. If a Participant or a beneficiary prior to the Plan Year in which the Plan and Trust terminate, duly claims and proves entitlement to a benefit which otherwise lapsed pursuant to Subsection (a) above, such benefits as shall then be due, unadjusted for trust fund earnings and/or losses subsequent to the date of forfeiture, shall be paid by the Plan as soon as is administratively feasible.

      (c) Source of Reinstatement. The reinstatement of lapsed benefits shall first be derived from forfeitures which otherwise occur in the Plan Year of the reinstatement pursuant to Subsection
(b) above and if such forfeitures are not sufficient, such reinstatement to the extent necessary shall then next be made from trust fund earnings (if any) which are not specifically allocable to Participant directed Accounts, and if further funds are necessary then from Employer contributions.

       (d) Disposition of Lapsed Benefits in Plan Year and Trust Termination. In the event a Participant's entire interest in the Plan is forfeitable and lapses pursuant to Subsection 9.5(a) in the Plan Year in which both the Plan and Trust terminate, if the Committee after having complied with the notice requirements at Subsection 9.5(a) is unable to locate Participants (or their beneficiaries) entitled to a distribution hereunder by the close of such Plan Year, then the following rules of this




FINA CAPITAL ACCUMULATION PLAN - 34

Subsection 9.5(d) shall supersede so much of the rules of Subsections 9.5(a), (b) and (c) as conflict herewith. Such person's entire interest in the Plan shall be remitted under appropriate transmittal to such appropriate state or commonwealth agency responsible for unclaimed assets and escheat (as provided below), to be held and disposed of by them in accordance with the laws of such state or commonwealth. Once so remitted to such state or commonwealth, any such Participant (or other person claiming by, through, or under the rights of such Participant) shall have no further claim against this Plan and the Trust and such person's rights to any such funds otherwise distributable from the Plan and the Trust shall solely be pursuant to such rights and legal remedies as exist under the laws of such state or commonwealth with respect to funds so remitted, as from time to time exists.

      It is intended that this provision comply with the requirements of Internal Revenue Code Section 411 and in particular regulation
Section 1.411(a)-4(b)(6) regarding escheat of benefits to a state, thus permitting orderly cessation of all Plan and Trust activity as the Trustees deem is consistent with the greatest protection of the interest of Participants in the Plan. In the event of distributions to a state or commonwealth pursuant to this Subsection (d), so much of the foregoing Section 9.5 as is inconsistent herewith shall be deemed null and void.

      The appropriate state or commonwealth to which assets shall be remitted hereunder and thereafter escheat, shall be the state or commonwealth shown on the last address record with the Employer as the address of the Participant; and if more than one concurrent address is shown, the one presumed by the Committee to be the permanent residence.


                              ARTICLE X

                      LIMITATION UPON REVERSION

      Section 10.1. Exclusive Benefit. Except as otherwise provided by the Code and this Article, no part of the corpus or income of the Trust shall revert to the Company or be used for, or directed to, purposes other than for the exclusive benefit of Participants and their beneficiaries and defraying reasonable expenses of administering the Plan and Trust.

      Section 10.2. Permissible Reversions.

      (a) Mistake of Fact. If an Employer contribution is made to the Trust due to a good faith mistake of fact, then within one year of the date of payment of such Employer contribution to the Trust an amount equal to the excess of (i) the amount of such Employer contribution over (ii) the amount which would have been contributed had a mistake of fact not




FINA CAPITAL ACCUMULATION PLAN - 35
occurred (the "Excess Contribution"), shall be returned to the Employer. If the trust incurred a loss attributable to such Excess Contribution, then the amount of such Excess Contribution shall be reduced by such loss.

      (b) Disallowance of Deduction. If an Employer contribution is made to the Trust conditioned upon its deductibility under Section 404 of the Code and a good faith mistake is made in determining the deductibility of such contribution, then within one year of the date of disallowance of the deduction of such Employer contribution to the Trust an amount equal to the excess of (i) the amount of such Employer contribution over (ii) the amount which would have been contributed had a mistake not occurred in determining the deductibility of such contribution (the "Excess Contribution"), shall be returned to the Employer. If the trust incurred a loss attributable to such Excess Contribution, then the amount of such Excess Contribution shall be reduced by such loss.

      (c) Charge to Accounts - Limitation on Excess Contribution. If a Valuation Date has occurred between the date of an Excess Contribution and the date of its return pursuant to Subsections 10.2(a) or (b), then the Match Account(s) of each Participant shall be charged with a portion of the Excess Contribution based upon the proportion which the Employer Contribution allocated to each Participant on such Valuation Date bears to the total Matching Contribution allocated on such date; provided, however, that if the charge to the Match Account(s) of any Participant would cause the balance of such account to be reduced to less than the balance which would have been in such Account had the Excess Contribution not been contributed, then the amount of the Excess Contribution shall be limited so as to avoid any such reduction.

                             ARTICLE XI

                              AMENDMENT

      Section 11.1. In General. The Company shall have the right and power at any time and from time to time to amend this Plan, in whole or in part, on behalf of all Employers. With the consent of the Company, each Employer shall have the right and power at any time and from time to time to amend this Plan, in whole or in part, with respect to the Plan's application to the Participants of the particular amending Employer and the assets held in the Trust for their benefit, or to transfer such assets or any portion thereof to a new trust for the benefit of such Participants. The Employers shall in writing notify the Committee of any amendment or change in the provisions of the Plan. Notwithstanding the foregoing, no amendment shall:

      (a) vest in any Employer, directly or indirectly, any interest, ownership or control in any assets of the Trust;




FINA CAPITAL ACCUMULATION PLAN - 36

      (b) with respect to an Employee who is a Participant on the later of the date such amendment is adopted or effective, have the effect of reducing his nonforfeitable percentage as of such date in his Match Account(s); provided, however, that any rights accrued or vested under the Plan and Trust may be adjusted among Participants by amendments made prior to securing or in order to secure the continued approval of the Plan and Trust by the Internal Revenue Service as a qualified plan and exempt trust under Sections 401(a) and 501(a), respectively, of the Code; or

      (c) affect the rights, responsibilities or duties of the Trustee without the Trustee's written consent. A copy of any amendment shall be delivered to the Committee and the Trustee.

      Section 11.2. Amendments to Vesting Schedule.

      (a) Availability of Election. If the Plan's vesting schedule is amended, each Participant whose nonforfeitable percentage in his Match Account(s) is determined under such schedule as amended, and who has completed at least three Vesting Years of Service (prior to the expiration of the election period described in this Section) may irrevocably elect to have such nonforfeitable percentage determined under the Plan without regard to such amendment. The Committee shall provide each such Participant with written notice of the adoption of the amendment and the availability of the election.

      (b) Election Requirements. The election referred to in Subsection (a) must be in writing and must be filed with the Committee during the period beginning on the date the amendment is adopted and ending on the latest of the following:

              (i) the date 60 days after the date the amendment is adopted;

              (ii) the date 60 days after the date the amendment becomes effective; or

              (iii) the date 60 days after the date the Participant is issued written notice of the amendment by the Company or the Committee.

                             ARTICLE XII

                  TERMINATION OF THE PLAN AND TRUST

      Section 12.1. Right to Terminate Plan and Trust. Each Employer reserves the right to terminate the Plan and Trust with respect to its sponsorship at any time by written notification to the Committee and the Trustee. Upon receipt of such notice, the Trustee shall proceed to pay all liabilities of the Trust other than to




FINA CAPITAL ACCUMULATION PLAN - 37

Participants or their beneficiaries. On a date mutually determined by the Committee and the Trustee, the Committee shall make the appropriate Account adjustments as if such date were a Valuation Date. As soon thereafter as practicable, the Trustee shall completely distribute each affected Participant's Accounts to him or his beneficiaries.

      Section 12.2. Right to Discontinue Contributions. Each Employer reserves the right to permanently discontinue its own contributions to the Trust at any time by written notification to the Committee and the Trustee. Thereafter, the provisions of the Plan and Trust shall continue in full force and effect (other than the provisions relating to contributions by such Employer) until the benefits of all Participants and beneficiaries have been distributed to them in accordance with the provisions of the Plan, at which time, as to such Employer(s), the Plan and Trust shall terminate.

      Section 12.3. Vesting Upon Termination of Plan or Complete Discontinuance of Contributions. Upon the termination of the Plan or the complete discontinuance of contributions by an Employer, each Participant employed by such Employer shall have a nonforfeitable right in 100% of his/her Match Account(s). Upon a partial termination of the Plan (as determined under the facts and circumstances then applicable) each affected Participant shall have a nonforfeitable right to 100% of his/her Match Account(s).

      Section 12.4. Merger or Consolidation of Plan and Trust.
Neither the Plan nor the Trust may be merged or consolidated with, nor may their assets or liabilities be transferred to, any other plan or trust, unless each Participant would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan and Trust had then terminated).


                            ARTICLE XIII

                      STAND-BY TOP HEAVY RULES

    Section 13.1. Determination of Top Heavy or Super Top Heavy
Status.

      (a) Top Heavy. This Plan shall be a Top Heavy Plan for any Plan Year commencing after December 31, 1983 in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and/or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of a Required Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and/or the Aggregate Accounts of all Participants under this Plan and any plan of a Required Aggregation Group.




FINA CAPITAL ACCUMULATION PLAN - 38

     (b) Super Top Heavy. This Plan shall be a Super Top Heavy Plan for any Plan Year commencing after December 31, 1983 (and such Plan Year shall be a "Super Top Heavy Plan Year") in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and/or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of a Required Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and/or the Aggregate Accounts of all Participants under this Plan and any plan of a Required Aggregation Group.

     (c) Effect of Change in Status to Non-Key Employee. If any Participant (or Beneficiary) is a Non-Key Employee (after first taking into account the fact that one is a Key Employee if he was a Key Employee in any of the four (4) preceding Plan Years) for any Plan Year, but such Participant (or Beneficiary) was a Key Employee for any prior Plan Year, such Participant's Aggregate Account Balance and/or Present Value of Accrued Benefit shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Aggregation Group).

     (d) Benefits Not Considered if No Service Performed for Last Five (5) Years. If an individual has not performed any service for the Company at any time during the five (5) year period ending on the Determination Date, any Accrued Benefit or Account of such individual shall be ignored for determining Top Heavy or Super Top Heavy status.

     (e) Aggregate Account. A Participant's Aggregate Account as of the Determination Date is the sum of:

         (i) the value (as of the Plan's most recent Valuation Date occurring within the twelve (12) month period ending on the Determination Date) of all accounts maintained on behalf of the Participant, whether attributable to Employer or Employee
Contributions; plus

         (ii) an adjustment for any Employer contributions due as of the Determination Date (including, in the case of Plans subject to the minimum funding requirements of Code Section 412, contributions waived in prior years). Such adjustment shall be the amount of any Employer contribution actually made after the Valuation Date, but before the Determination Date, provided, however, that for the first Plan Year, such adjustment shall also reflect the amount of any Employer contribution made after the Determination Date that is allocated as of a date in that first Plan Year; plus

         (iii) Any Plan distributions made within the Plan Year, that includes the Determination Date or within the four (4) preceding Plan




FINA CAPITAL ACCUMULATION PLAN - 39

Years. However, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included as distributions for Heavy or Super Top Heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the Valuation Date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, if any, will be counted; plus

           (iv) Any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified voluntary employee contributions (as had been provided for at repealed Section 219(e)(2) of the Code) shall not be considered to be a part of the Participant's Aggregate Account Balance.

           (v) With respect to unrelated rollovers and plan-to-plan ("portability") transfers (ones which are both initiated by the Employee and made from a plan maintained by one company to a plan maintained by another company), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983, as part of the Participant's Aggregate Account balance. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984, shall be considered as part of the Participant's Aggregate Account balance.

           (vi) With respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same company), if this Plan made the rollover or plan-to-plan (portability) transfer, it shall not be counted as a distribution for purposes of this Section; if this Plan is the plan accepting such rollover or plan-to-plan (portability) transfer, it shall be treated as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan (portability) transfer is received.

           (vii) Notwithstanding Subsection 13.1(e)(iii), or anything else herein to the contrary, benefits paid on account of death which exceed the present value of accrued benefits existing immediately prior to death will not be treated as distributions inclusive for these purposes.

     (f) Aggregation Group means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.




FINA CAPITAL ACCUMULATION PLAN - 40

                (i) Required Aggregation Group. In determining a Required Aggregation Group hereunder, each plan of the Company in which a Key Employee is a participant, and each other plan of the Company which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) (includes comparability of benefits or contributions) or 410, will
be required to be aggregated.   Such group shall be known as a "Required
Aggregation Group."

             In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan or Super Top Heavy Plan (respectively) if the Required Aggregation Group is a Top Heavy Aggregation Group or a Super Top Heavy Aggregation Group (respectively). No plan in the Required Aggregation Group will be considered a Top Heavy Plan or Super Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group or Super Top Heavy Group (respectively).

             (ii) Permissive Aggregation Group. The Company may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Section 401(a)(4) (including comparability of benefits or contributions) and 410. Such group shall be known as a "Permissive Aggregation Group."

             In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Aggregation Group.

             (iii) Method of Aggregating Plans. First the Present Value and Sum of the Aggregate Accounts is determined separately for each plan as of each plan's Determination Date. The plans are then aggregated by adding the results of each plan as of the Determination Dates for such plans which fall within the same calendar year. The combined results will determine whether or not a Top Heavy Aggregation Group exists.

      (g) Present Value of Accrued Benefit. In the case of a Defined Benefit Plan(s), a Participant's Present Value of Accrued Benefits shall be determined under a uniform method that applies to all defined benefit plans maintained by the Employer. If no single accrual method is used




FINA CAPITAL ACCUMULATION PLAN - 41
by all such plans, the method shall be determined as if the benefits accrued at the slowest accrual rate permitted under Section
411(b)(1)(C) of the Code.

     (h) "Top Heavy Aggregation Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

           (i) the Present Value of Accrued Benefits of Key Employees under all Defined Benefit Plans included in the group, and

           (ii) the Aggregate Accounts of Key Employees under all Defined Contribution Plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants. If the foregoing determined percentage exceeds ninety percent (90%), the Aggregation Group shall be deemed a Super Top Heavy Aggregation Group.

     Section  13.2.  Minimum Allocation Requirement for Top Heavy Plan.

     (a)   Minimum Annual Allocation.  Notwithstanding any provision at
Article IV to the contrary, for any Top Heavy Plan Year, the following Minimum Annual Allocation shall be credited to the Account of each Non Key Employee unless such minimum annual allocation requirement is otherwise satisfied by another plan of the Company or by another plan in the Aggregation Group. Minimum Annual Allocation shall mean the Primary Minimum Annual Allocation or both the Primary Minimum Annual Allocation and the Secondary Minimum Annual Allocation as the context so requires. Compensation as used in this Section shall mean the Participant's Limitation Year Compensation as defined in Section 4.3(e).

     (b) The Primary Minimum Annual Allocation, consisting of the sum of Employer Contributions and Forfeitures allocated to the Participant's Account shall be equal to the lesser of (i) 3% of each Non-Key
Employee's Compensation or (ii) the largest percentage allocation of Employer Contributions (including Employee Pre-tax Contributions and
Match Contributions) and Forfeitures allocated to the Account of any Key Employee where such percentage allocation is determined as a percentage of the first $200,000 (or such larger amount as may be permitted to be considered by regulation) of such Key Employee's Compensation.




FINA CAPITAL ACCUMULATION PLAN - 42

     (c) Secondary Minimum Annual Allocation for Top Heavy Plans in Order to Retain Higher Code Section 415 Plan Limits (Other Than Super Top Heavy Plans). If a Key Employee is a Participant in both a defined contribution plan and a defined benefit plan that are both plans of a Top Heavy Aggregation Group (but neither of such plans is a Super Top Heavy plan), the defined contribution and the defined benefit fractions set forth in Subsections 4.2(b) and (c) shall remain unchanged as provided for at Subsection 4.2(e) provided that for each Top Heavy Plan Year in which one or more Key Employees is a Participant in both the defined benefit and defined contribution plans which are part of a Top Heavy Aggregation Group each Non-Key Employee Participant's Account receives a Secondary Minimum Annual Allocation in addition to the Primary Minimum Annual Allocation equal to one percent (1%) of the such Non-Key Employee's Compensation.

     (d) Minimum Annual Allocation Despite Ineligibility for Normal Allocations. For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Account of all Non-Key Employees who are Participants and who are employed by an Employer on the last day of the Plan Year, including Non-Key Employees who (i) failed to be credited with a Year of Service, or
(ii) declined to make mandatory contributions (if required) to the Plan.

     (e) Nonduplication of Minimum Contributions and Annual Benefits. If a Non-Key Employee participates in both a defined benefit plan and a defined contribution plan included in a Top Heavy Aggregation Group, the Employer is not required to provide such Non-Key Employee with both the full and separate Minimum Annual Benefits and the full and separate Minimum Annual Allocations. By elevating the Minimum Annual Allocation for any such Non-Key Employee to five percent (5%) (seven and one-half percent (7 1/2%) in order to retain the higher 1.25 factor of Subsection 4.2(e)) of such Non-Key Employee's compensation, both plans will be presumed to satisfy the Code Section 416 minimums.
The first time the issues raised by this Subsection become relevant, the Company shall select, by Board Resolution (which choice cannot thereafter be changed absent a plan amendment) whether to elevate the Minimum Annual Addition to five percent (5%) or seven and one-half percent (7-1/2%) or to adopt the floor offset approach described in regulation 1.416-1. If a Non-Key Employee participates in two defined contribution plans included in a Top Heavy Aggregation Group, only one such plan must provide the defined contribution Minimum
Allocations. The Committee shall arrange coordination between plans to the extent permitted by law.




FINA CAPITAL ACCUMULATION PLAN - 43

    Section 13.3. Top Heavy Vesting Rule.

    (a) Top Heavy Vesting Schedule Overrides Plan Regular Vesting Schedule. Notwithstanding the vesting schedules at Subsection 6.3(a)(i) and (ii), for any Top Heavy Plan Year, the vested portion of any Participant's Match Account(s) (including amounts, if any, credited to such Account(s) prior to the effective date of Code
Section 416 and prior to the Plan becoming Top Heavy and regardless of whether a similar schedule applies to such Participant's interest in any other plan) shall be determined on the basis of the Participant's number of Vesting Years of Service according to the following schedule:

                    Vesting Schedule

            Vesting Years of Service                       Percentage

           Less than 2 years                                   0%
           2 years but less than 3                            20%
           3 years but less than 4                            60%
           4 years but less than 5                            80%
           5 years or more                                   100%

    (b) Discretion to Discontinue Top Heavy Schedule For Non-Top-Heavy Plan Years. If in any Plan Year subsequent to a Top Heavy Plan Year, the Plan ceases to be a Top Heavy Plan, the Committee may, in its sole and absolute discretion, elect to: (1) continue to apply the Top Heavy vesting schedule at Subsection 13.3(a) above, in determining the Vested portion of any Participant's Match Account(s) balance(s), or (2) revert to the vesting schedule in effect before this Plan became a Top Heavy Plan. Any such reversion shall be treated as a Plan Amendment pursuant to the terms of Code
Section 411(a)(1) as set forth at Section 11.2 of the Plan.

      (c) The Top Heavy vesting rule at Subsection 13.3(a) does not apply to the interest of any Participant who has not actually worked an Hour of Service after the Plan becomes Top Heavy.


                             ARTICLE XIV

                             WITHDRAWALS

      Section 14.1. Withdrawals by Participants. By filing a written notice of withdrawal with the Committee prior to the end of any month, a Vested Participant may, subject to the limitations at
Section 14.1(d) and (e) below, withdraw:




FINA CAPITAL ACCUMULATION PLAN - 44

      (a) all or any portion of the amount credited to his Employee After-Tax Account as of the end of such month; and

      (b) if no amount remains credited to his Employee After-Tax Account following such withdrawal, all or any portion of the vested amount credited to his Pre-84 Match Account as of the end of such month; and

      (c) if such Participant has either attained the age of 59-1/2 years or is not in the employ of or on authorized leave of absence from an Employer or Affiliated Company, all or any portion of the amounts credited to his Employee Pre-Tax and Employee After-Tax Match Accounts as of the end of such month;

      (d) provided, however, that no withdrawals may be made on or after July 1, 1991, for any sum less than five hundred dollars ($500.00) and provided further that a Participant may not obtain more than two (2) withdrawals in any twelve (12) consecutive month period nor more than five (5) withdrawals in any sixty (60) month period; and

      (e) if the Partially Vested Participant making a withdrawal pursuant to this Section is in the employ of or on authorized leave of absence from an Employer or Affiliated Company at the end of the month as of which such withdrawal is made, the vested portion of such Participant's Pre-84 Match Account and/or Post-83 Match Account, from which the withdrawal was made, shall at all times after the making of such withdrawal be determined by the formula P(AB+D)-D, where P is such Participant's vested percentage at the relevant time, AB is the value of said Account at the relevant time, and D is the total amount previously withdrawn from said Account.

      Section 14.2. Loans to Participants. Subject to such conditions and limitations as the Committee may from time to time prescribe for application to all Participants on a uniform basis to ensure repayment, at the request of a Participant the Committee shall direct the Trustee to loan to such Participant from his or her Employee Pre-Tax Account an amount of money which does not exceed the least of: (a) $50,000 reduced by the total outstanding balance of all other loans to such Participant from the Trust, or the highest outstanding balance of all such loans for the one year period ending the day before the date of the loan (if greater), or (b) one-half of such Participant's Vested Interest under the Plan (but excluding in such determination such Employee's After-Tax Account), or (c) the amount that may otherwise be loaned to such Participant without being treated under the provisions of Section 72(p) of the Code as having been received by such Participant as a distribution under the Plan.

      Any such loan made to a Participant shall be made from proceeds liquidated from the Participant's Account in a priority from time to time established by the Committee, shall be evidenced by a promissory note payable to the Trustee, shall bear




FINA CAPITAL ACCUMULATION PLAN - 45
a reasonable rate of interest, shall be secured by the borrowing Participant's Vested Interest under the Plan and shall be repayable in equal installments (not less frequently than quarterly) over a period not to exceed five (5) years from the date of the loan; provided, however, that if such loan is to be used to acquire or Construct any dwelling unit which, within a reasonable time, is to be used as a principal residence of the Participant, the Committee may direct the Trustee to make such loan repayable over such period greater than five (5) years.

      Any provision of this Plan to the contrary notwithstanding, (a) the promissory note evidencing any such loan shall be held by the Trustee as a segregated investment allocated to and made solely for the benefit of the Employee Pre-Tax Account of the borrowing Participant, and (b) no withdrawal pursuant to any of the withdrawal provisions of this Plan may be made by a Participant to whom a loan is outstanding from the Trust unless the Committee is satisfied that such loan will remain nontaxable and fully secured by the withdrawing Participant's Vested Interest under the Plan following such withdrawal.


                             ARTICLE XV

                            MISCELLANEOUS

      Section 15.1. Inalienability of Benefits. Except as may otherwise be provided herein, and except with respect to a Qualified Domestic Relations Order defined at Code Section 414(p) and determined to be so under Section 9.4, the right of any Participant or beneficiary to any benefit or payment under the Plan or Trust or to any separate account maintained as provided by the Plan shall not be subject to voluntary or involuntary transfer, alienation, pledge, assignment or other disposition and shall not be subject to attachment, execution, garnishment, sequestration or other legal or equitable process. Any attempt to transfer, alienate, pledge, assign or otherwise dispose of such right or any attempt to subject such right to attachment, execution, garnishment, sequestration or other legal or equitable process shall be null and void.

      Section 15.2. No Implied Rights. Neither the establishment of the Plan and Trust nor any modification thereof, nor the creation of any fund, trust or account, shall be construed as giving any Participant, Employee, beneficiary or other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by affirmative action of the Company in accordance with the terms and provisions of the Plan.

      Section 15.3. Status of Employment Relations. The adoption and maintenance of the Plan and Trust shall not be deemed to constitute a contract between the Company and its Employees or to be consideration for, or an inducement or condition of, the employment of any person. Nothing contained herein shall be deemed to:




FINA CAPITAL ACCUMULATION PLAN - 46

      (a) give to any Employee the right to be retained in the employ of the Company;

      (b) affect the right of an Employer to discipline or discharge any Employee at any time;

      (c) give the Employer the right to require any Employee to remain in its employ; or

      (d) affect any Employee's right to terminate his employment at any time.

      Section 15.4. No Guarantee. Nothing contained in the Plan and Trust shall constitute a guarantee by the Company, Committee or Trustee that the assets of the Trust will be sufficient to pay any benefit to any person. Prior to the time that distributions are made in conformity with the Plan and Trust, the Participants, Employees, beneficiaries or other persons shall receive no distribution of cash or other thing of current or exchangeable value, either from the Company, Committee or Trustee, on account of, or as a result of the Trust created hereunder.

      Section 15.5. Service in More than One Capacity. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan and Trust.

      Section 15.6. Adoption by Others. Any corporation or other business entity which is acceptable to the Company may adopt the Plan and Trust by executing an agreement with the Company, the Trustee and any other business entity which has adopted the Plan and Trust. If a successor to the Company elects to continue the Plan and Trust, such successor shall be substituted for the Company under the Plan and Trust.

      Section 15.7. Actions by the Company or an Employer. All actions by the Company or an Employer under this Plan and Trust shall be by resolution of its respective Board of Directors or by a person or persons designated by such Board(s).

      Section 15.8. Binding Effect. The provisions of the Plan shall be binding on the Company, an Employer, the Committee and their successors and on all persons entitled to benefits under the Plan and their respective heirs, legal representatives and successors in interest.

      Section 15.9. Governing Laws. The Plan shall be construed and administered according to the laws of the State of Texas to the extent that such laws are not preempted by the laws of the United
States of America.

       Section 15.10. Counterparts.    The Plan may be executed in
any number of counterparts, each of which shall be deemed an original, and no other counterparts need be produced.




FINA CAPITAL ACCUMULATION PLAN - 47

                             ARTICLE XVI

               HOURS OF SERVICE AND LEAVES OF ABSENCE

    Section 16.1. Hour of Service Defined. "Hour of Service" means each hour for which an Employee is:

     (a) paid, or entitled to payment, for the performance of duties,

     (b) awarded back pay or for which back pay has been agreed to, irrespective of mitigation of damages; provided, however, that the same Hour of Service shall not be credited both under Subparagraph 16.1(a) or Subparagraph 16.1(c) as the case may be, and under this Subparagraph 16.1(b), and

     (c) paid, or entitled to payment, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence (except as may otherwise be provided at Section 16.4 with respect to maternity or paternity leaves); provided, however, that

             (i) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to him if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

             (ii) Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by him.

    For purposes of this Subsection 16.1(c), a payment shall be deemed to be made or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or is made or due indirectly through a trust fund, or insurer, to which the Employer contributes or pays premiums. A payment shall also be deemed made or due from the Employer whether it is made or due to the trust fund, insurer or other entity for the benefit of particular employees or for the benefit of a group of employees in the aggregate.




FINA CAPITAL ACCUMULATION PLAN - 48

    Section 16.2. Determination of Hours of Service for Reasons Other Than the Performance of Duties. In the case of a payment which is made or due on account of a period during which an Employee performs no duties, and which results in the crediting of Hours of Service under Subsection 16.1(c), or in the case of an award or agreement for back pay, to the extent that such award or agreement is made with respect to a period described in Subsection 16.1(b), the number of Hours of Service to be credited shall be determined in accordance with the provisions of Department of Labor Regulation Section 2530.200b-2(b).

    Section 16.3. Crediting of Hours of Service to Computation
Periods.

    (a) Except as provided in Subsection 16.3(d), Hours of Service described in Subsection 16.1(a) shall be credited to the Computation Period in which the duties are performed.

    (b) Except as provided in Subsection 16.3(d), Hours of Service described in Subsection 16.1(b) shall be credited to the Computation Period or periods to which the award or agreement for back pay pertains, rather than to the Computation Period in which the award, agreement or payment is made.

    (c) Except as provided in Subsection 16.3(d), Hours of Service described in Subsection 16.1(c) shall be credited as follows:

          (i) Hours of Service credited to an Employee on account of a payment which is calculated on the basis of units of time, such as hours, days, weeks or months, shall be credited to the Computation Period or Computation Periods in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates.

          (ii) Hours of Service credited to an Employee by reason of a payment which is not calculated on the basis of units of time shall be credited to the Computation Period in which the period during which no duties are performed occurs.

    (d) In the case of Hours of Service to be credited to an Employee in connection with a period of no more than 31 days which extends beyond one Computation Period, all such Hours of Service shall be credited to the second such Computation Period.

    Section 16.4. Effect of Maternity or Paternity Leave of Absence on One Year Break in Service. Solely for purposes of determining whether a One Year Break in Service has occurred, in the case of an Employee whose absence commences on or after October 11, 1984 and such absence is attributable to either; (i) the pregnancy of such Employee, (ii) the birth of a child of such Employee, (iii) the placement of a child with that Employee in connection with the adoption of that child




FINA CAPITAL ACCUMULATION PLAN - 49
by such Employee, or (iv) the care of a child for a period beginning immediately following such birth or placement, such Employee shall be deemed to be credited with the number of Hours of Service he or she normally (but for such absence) would have been credited with during the applicable Computation Period in which such absence began, up to but not exceeding 501 Hours of Service, provided further, however, that if such Employee does not need such credit in such Computation Period in order to prevent a One Year Break in Service in the Plan Year in which the maternity or paternity leave commenced, such credit shall be given in the next subsequent Plan Year. In the event the normal Hours of Service the Employee would have been credited with are not determinable, the Employee will be credited with eight (8) Hours of Service for each normal working day during such maternity or paternity leave.

      As a condition of crediting Hours of Service under this Section, the Committee may require (applied in a uniform and nondiscriminatory manner) that the Employee provide on a timely basis, suitable information (which may include a doctor's statement) establishing that the absence is for an allowable period and reason; unless such information is already accessible to the Committee without the Employee's submission of same.


                            ARTICLE XVII

                    DEFINITIONS AND CONSTRUCTION

       Section 17.1  "Account" refers to one or more of the
following:  Post-83 Match Account, Pre-84 Match Account, Employee
Pre-Tax Account, and Employee After-Tax Account.

      Section 17.2.  "Accrual Computation Period" means the Plan
Year.

       Section 17.3.  "Act" or "ERISA"  means the Employee
Retirement Income Security Act of 1974, as amended from time to time.

      Section 17.4. "Affiliated Company" means (a) any corporation or organization, other than an Employer, which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) or of an affiliated service group (within the meaning of Section 414(m) of the Code) to which an Employer is also a member, (b) any incorporated or unincorporated trade or business which along with an Employer is under common control (within the meaning of the regulations from time to time promulgated by the Secretary of the Treasury pursuant to Section 414(c) of the Code),
(c) any other entity required to be aggregated with an Employer pursuant to regulations under Section 414(o) of the Code, and (d) any other incorporated or unincorporated trade or business which is designated by the Board of Directors of the Company as an Affiliated Company for the purposes of this Plan; provided, however, that for the purposes of Article V of the Plan, Section 414(b) and (c) of the Code shall be applied as modified by Section 415(h) of the Code.




FINA CAPITAL ACCUMULATION PLAN - 50

     If a business entity becomes an Affiliated Company or if a portion of a business entity is acquired by an Employer, whether service with such entity, prior to either becoming an Affiliated Company or being acquired by an Employer, shall be considered for purposes of Article II (Participation) or Article VI (Vesting) shall be determined by the Board of Directors of the Company or by the Board of Directors of any other Employer that is a 100% owned subsidiary of the Company or by the Committee in their sole and absolute discretion applied on a uniform basis to all employees of such acquired business. A determination to grant such past service credit shall be evidenced by affixing such Board of Directors or Committee resolution to this Plan as an Exhibit hereto.

     Section 17.5. "Agent for Service of Process". The Trustee of the Plan is designated as the agent responsible for the receipt of legal "service of process."

     Section 17.6. "Basic Compensation" means the base salary and wages (determined without regard to any Basic Compensation reduction agreement entered pursuant to Section 3.1) regularly payable to a Participant as part of his Compensation, but shall not include any employee bonus payments, straight-time overtime or premium overtime pay, severance pay, callback pay, night-shift differential or Matching Contributions to this Plan or any prior plan, automobile or other allowances (e.g., all expatriate differentials), premium paid on any life insurance policy or other form of special remuneration.

     Section 17.7. "Beneficiary" or "Beneficiaries" means the person or persons designated as provided in Articles VI and VII to receive the benefits which are payable under the Plan upon or after the death of a Participant.

     Section 17.8. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     Section 17.9. "Committee" means the Committee appointed by the Board of Directors of the Company to administer the Plan on behalf of the Employers.

     Section 17.10. "Company" means FINA, Inc.

     Section 17.11. "Company Stock" means the Class A Common Stock of the Company.

     Section 17.12. "Compensation" means the total remuneration paid by an Employer and any Affiliated Company to an Employee during the calendar year which is required to be reported on the Employee's Form W-2 or its successor, plus (for all purposes except Article IV) any remuneration that is excludable from the Employee's gross income by reason of the application of Sections 125, 402(a)(8) or 402(h)(1)(B) of the Code. However, for years beginning after December 31, 1988, Compensation in excess of $200,000 (as adjusted by the Secretary of the Treasury, at the same time and in the same manner as provided in
Section 415(d) of the Code) shall be disregarded. In determining the Compensation of a Participant for purposes of this limitation, the




FINA CAPITAL ACCUMULATION PLAN - 51
rules of Section 414(g)(6) of the Code shall apply except in applying such rules, the term family shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year.

     Section 17.13. "Determination Date" for purposes of determining if the Plan is a Top Heavy Plan or a Super Top Heavy Plan as defined herein means (a) the last day of the preceding Plan Year, or (b) in the case of the Plan's first Plan Year, the last day of such Plan Year.

     Section 17.14. "Eligibility Computation Period" means, for each Employee, (a) the 12 consecutive month period beginning on the date such Employee first completes an Hour of Service with an Employer or an Affiliated Company (from and after the date of affiliation) and
(b) the Plan Year which includes the first anniversary of the date the Employee first completed an Hour of Service with an Employer or an Affiliated Company (from and after the date of affiliation), and
(c) if additional Eligibility Computation Periods are necessary, succeeding Plan Years.

     Section 17.15. "Employee" means any person who is employed by an Employer.

     "Eligible Employee" means each Employee of an Employer other than an Ineligible Person.

     "Ineligible Person" means any persons who are (a) lessees and sublessees of service stations and their employees, (b) commission agents and their employees, (c) distributors and jobbers and their employees, (d) contractors and subcontractors and their employees,
(e) leased employees within the meaning of Section 414(n) of the Code or the regulations under Section 401(o), (f) any consultant or other person who under the normal practice of an Employer is not considered to be a regular employee or (g) an Employee who is a member of a collective bargaining unit the recognized representative of which has not agreed to participation in the Plan by its members.

      Section 17.16. "Employee After-Tax Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to (a) Employee After-Tax Contributions made by such Participant to this Plan, and
(b) contributions made by such Participant to the First Thrift Plan.

      Section 17.17. "Employee After-Tax Contribution" means a contribution made by a Participant to this Plan pursuant to Section 3.1(b).

     Section 17.18. "Employee Pre-Tax Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to Employee Pre-Tax Contributions made by an Employer to this Plan on behalf of such Participant.




FINA CAPITAL ACCUMULATION PLAN - 52

     Section 17.19. "Employee Pre-Tax Contribution" means a contribution made by an Employer to this Plan on behalf of a Participant pursuant to Subsection 3.1(a).

     Section 17.20. "Employer" shall include the Company and any other incorporated or unincorporated trade or business which may adopt this Plan with the consent of the Board of Directors of the Company.

     Section 17.21. "Excess Aggregate Contributions" means the sum of Employee After-Tax Contributions and related Matching
Contributions that are required to be distributed to a Highly
Compensated Employee pursuant to Subsection 3.4(c).

     Section 17.22. "Excess Contributions" means Employee
Pre-Tax Contributions that may not be allocated to a Highly
Compensated Employee pursuant to Section 3.4(a).

     Section 17.23. "Family Member" means, with respect to any Employee or former Employee, a person who, on any day of the year, was such Employee's or former Employee's spouse, lineal ascendant or descendant, or the spouse of such lineal ascendant or descendant.

     Section 17.24. "First Thrift Plan" means the Thrift Plan for
Employees of American Petrofina, Incorporated and Certain
Subsidiaries as in effect prior to January 1, 1984.

     Section 17.25. "Government Bonds" means such class or classes of United States Government Bonds (including notes or Series EE or similar savings bonds) as the Committee shall in its sole and absolute discretion from time to time determine to be appropriate investments for the purposes of the Plan.

     Section 17.26. "Highly Compensated Employee" means any person who is employed by the Company who, during the Plan Year or the preceding Plan Year.

     (a) was a Five Percent Owner of the Employer (as defined in Code Section 416(i) and Section 17.20 hereof); or

     (b) received more than $75,000 (as adjusted for cost of living increases) in annual compensation (within the meaning of Code
Section 414(q)(7)) from the Employer (and from each employer required to be aggregated under Code Section 414(b), (c), (m) or (o)); or

     (c) received more than $50,000 (as adjusted for cost of living increases) in annual compensation from the Employer (and from each employer required to be aggregated under Code Section 414(b),
(c), (m) or (o)), and was a member of the "Top-Paid Group" of the Company (as defined at Subsection (e) immediately below) for such Plan Year; or




FINA CAPITAL ACCUMULATION PLAN - 53

     (d) was an officer of the Employer (as defined in Code Section 416(i)) and received compensation from the Company (and from each employer required to be aggregated under Code Section 414(b), (c),
(m) or (o)) for such Plan Year greater than 50% of the dollar limitation at Code Section 415(b)(1)(A).

     (e) Special Rule for Current Year. In the year for which the relevant determination is being made, if an employee is not described in Subsections (b), (c), or (d) immediately above of this Section for the preceding year (without regard to this Subsection) such person shall not be treated as described in Subparagraph (b), (c), or (d) unless such employee is also a member of the group consisting of the 100 employees paid the greatest compensation during the year for which such determination is being made.

     (f) Top Paid Group. An employee is in the Top-Paid Group of employees for any year if such employee is in the group consisting of the top 20 percent of the employees when ranked on the basis of compensation paid during such year.

     (g)   Special Rules for Treatment of Officers.

           (i) Not more than 50 Officers Taken into Account. For purposes of this Section, no more than 50 employees (or, if lesser, the greater of 3 employees or 10 percent of the employees) shall be treated as officers.

           (ii) At least One Officer Taken into Account. If for any year no officer of the Company is described in Subsection (d) above, then the single highest paid officer of the Company for such year shall be treated as described in such subsection.

     (h)   Treatment of Certain Family Members.

           (i) In General. If any individual is a member of the "Family" of a Five Percent Owner or of a Highly Compensated Employee in the group consisting of the 10 Highly Compensated Employees paid the greatest compensation during the year, then for purposes of this Section:

                (A) such individual shall not be considered a separate employee, and

                (B) any compensation paid to such individual (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the Five
Percent Owner or Highly Compensated Employee.




FINA CAPITAL ACCUMULATION PLAN - 54

         (ii) Family. For purposes of this Subsection, the term "Family" means, with respect to any employee, such employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

      (i) Former Employees. A former employee shall be treated as a Highly Compensated Employee if --

              (i) such employee was Highly Compensated Employee when such employee separated from service, or

              (ii)such-employee was a Highly Compensated Employee at any time after attaining age 55.

    Section 17.27.  "Non-Highly Compensated Employee" means each
Employee of the Company other than a Highly Compensated Employee.

    Section 17.28. "Key Employee" means any Employee or former Employee (and his Beneficiaries) if at any time during the Plan Year containing the Determination Date for the Plan Year in question or any of the preceding four (4) Plan Years (the "testing period") the Employee (or former Employee [and his Beneficiaries]) is (was):

    (a) an "Officer" (as defined in this section below) of an Employer (or of any company required to be aggregated under Code
Section 414(b), (c), (m) or (o)) having annual compensation for the Plan Year greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which such Plan Year ends. Further, for these purposes, after aggregating all employees required to be aggregated under Code Sections 414(b), (c),
(m) and (o), no more than 50 employees - or if lesser, the greater of 3 employees or 10% of the employees - shall be treated as Officers. Determination of who is an officer shall be made by the Committee based on all the facts and circumstances, including, but not limited to, the source of authority, the term, the nature and extent or limits of duty. Generally the term "Officer" means an administrative executive in regular and continuous service and effective for Plan Years beginning after February 28, 1985, such determination is made regardless of whether the company or Affiliated Company is incorporated.

    (b) one of the ten Employees having annual compensation from an Employer for the Plan Year, in excess of the limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which the Plan Year ends, owning (or considered as owning within the meaning of Code Section 318, as modified by Code Section 416(i)(1)(B)(iii)(I)) both more than a 1/2 percent ownership interest and the largest interests in an Employer or any Affiliated Company. If two or more Employees have the same percentage interest during the "testing period," the Employee having greater annual compensation, from the




FINA CAPITAL ACCUMULATION PLAN - 55

Employer or any Affiliated Company for the Plan Year during any part of which that ownership interest existed, shall be treated as having a larger interest.

    (c) a "Five Percent Owner" of the Employer. "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318, as modified by Code Section 416(i)(1)B)(iii)(I)) more than five percent (5%) of the outstanding stock of the Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer (if the Employer is not a corporation, any person who owns more than 5% of the capital or profits interest in an Employer). In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers.

    (d) a "One Percent Owner" of an Employer having an annual Compensation from the Company of more than $150,000. "One Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318 as modified by Code Section 416(i)(1)(B)(iii)(I)) more than one percent (1%) of the outstanding stock of an Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of an Employer (if the Company is not a corporation, any person who owns more than one percent (1%) of the capital or profits interest in the Company). In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. However, in determining whether an individual has Compensation of more than $150,000, Compensation from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account.

    (For purposes of determining whether the Plan is a Top Heavy Plan or a Super Top Heavy Plan, a Beneficiary of a deceased Participant shall be deemed a Key Employee if the Participant from whom he takes was a Key Employee, or a Non-Key Employee if the Participant from whom he takes was a Non-Key Employee.)

     Section 17.29. "Non-Key Employee" means any Employee or former Employee who is not a Key Employee.

      Section 17.30. "Leased Employees" means any person (other than an employee of the recipient company) who, pursuant to an agreement between the recipient company and any other person ("leasing organization"), has performed services for recipient company (or for the recipient company and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year and such services are of a type historically performed by employees in the business field of the recipient company. Solely for purposes of Code Section 401(a)(3),
(4), (7), (16), (17) and (26) and Code Sections 408(k), 410, 411, 415
and 416, and not for purposes of participation in this Plan, any leased employee shall




FINA CAPITAL ACCUMULATION PLAN - 56
be treated as an employee of the recipient company; however, contributions or benefits provided by the leasing organization which are attributable to services performed for the recipient company shall be treated as provided by the recipient company.

      If 20 percent or less of the recipient company's "non-highly compensated workforce" as defined at Code Section 414(n)(5)(C)(ii), are leased employees, then the preceding sentence shall not apply to any leased employees who participated in a money purchase pension plan maintained by the leasing organization providing terms not less favorable than: (1) a nonintegrated company contribution at the rate of 10 percent of compensation, (2) immediate participation, and (3) full and immediate vesting (the "safe harbor plan"). Any leased employee whose compensation from the leasing organization is less than one thousand dollars ($1,000) during the Plan Year and in each of the three (3) prior Plan Years need not be covered by the safe harbor plan, nor treated as an employee of the recipient company.

      Section 17.31. "Match Accounts" means the Pre-84 Match Account and the Post-83 Match Account.

      Section 17.32. "Matching Contribution" means a contribution made by an Employer to this Plan for a Participant pursuant to
Section 3.2.

      Section 17.33. The "Named Fiduciary" of the Plan within the meaning of Section 402(a) of the Act shall be the Committee.

      Section 17.34. "Net Profits" means an Employer's current profits or accumulated earned surplus as determined under generally accepted accounting principles and without regard to whether such Employer has current or accumulated earnings and profits for federal income tax purposes.

      Section 17.35. "One Year Break in Service" means a Vesting Computation Period during which a Participant completes 500 or fewer Hours of Service with an Employer. No One Year Break in Service will occur where an Employer, pursuant to an established nondiscriminatory policy, authorizes a leave of absence occasioned by illness, military service or any other reason.

       Section 17.36. "Participant" means an Employee who becomes a Participant in accordance with the provisions of the Plan and whose vested account under the Plan has not been fully distributed.

      Section 17.37. "Permanent Disability" means the total and permanent incapacity of a Participant to perform the usual duties of his employment with an Employer or Affiliated Company. A Participant is considered permanently disabled under this Plan if he is considered totally and permanently disabled under the Company's long-term disability plan (or would be so considered if he were covered under that plan).




FINA CAPITAL ACCUMULATION PLAN - 57

      Section 17.38. "Plan" means this employee benefit plan as captioned above which is a profit sharing plan with a qualified cash and deferred arrangement.

      Section 17.39. "Plan Year" means the period January 1 -
December 31.

      Section 17.40. "Post-83 Match Account" means the account established and maintained under the Plan by the Committee to record a Participant's interest under this Plan attributable to (a) Matching Contributions made by an Employer to this Plan for such Participant and (b) forfeitures applied pursuant to Section 3.2 to reduce the Matching Contributions which would otherwise have been made by an Employer for such Participant.

      Section 17.41. "Pre-84 Match Account" means the account established and maintained under the Plan by the Committee to record a Participant's interest under this Plan attributable to contributions made by an Employer to the First Thrift Plan for such Participant.

      Section 17.42. "PSA Stock" means the common stock of Petrofina, S.A., a corporation organized under the laws of the Kingdom of Belgium.

      Section 17.43. "Qualified Investment Manager" means an investment adviser registered under the Investment Advisers Act of 1940, a bank as defined in that statute, or an insurance company qualified to perform investment management services under the laws of more than one State.

      Section 17.44. "Retirement" means retirement under the provisions of a pension or retirement plan of an Employer or Affiliated Company on or after attaining the age of fifty-five (55) years.

      Section 17.45. "Super Top Heavy Plan" means, for the Plan Years commencing after December 31, 1983, that as of the Determination Date (as defined above), (1) the sum of the Aggregate Accounts of Key Employees, and/or (2) the Present Value of Accrued Benefits of Key Employees under this Plan (and any plan of a "Required Aggregation Group") exceeds ninety percent (90%) of the Present Value of Accrued Benefits and/or the Aggregate Accounts of all Participants under this Plan and any plan of a "Required Aggregation Group".

      Section 17.46. "Super Top Heavy Plan Year" means that for a particular Plan Year (starting with the Plan Year beginning on January 1, 1984), the Plan is a Super Top Heavy Plan.

      Section 17.47. "Top Heavy Plan" means, for Plan Years (starting with the Plan Year beginning on January 1, 1984), that, as of the Determination Date, (1) the sum of the Aggregate Accounts of Key Employees and/or (2) the Present Value of Accrued Benefits of Key Employees under this Plan and any plan of a Required Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued




FINA CAPITAL ACCUMULATION PLAN - 58

Benefits and/or the Aggregate Accounts of all Participants under this Plan and any plan of a Required Aggregation Group.

      Section 17.48. "Top Heavy Plan Year" means that, for a particular Plan Year (starting with the Plan Year beginning on January 1, 1984), the Plan is a Top Heavy Plan.

      Section 17.49. "Termination of Employment" means termination of employment with an Employer, whether voluntarily or involuntarily.

      Section 17.50. "Trust" or "Trust Fund" means the legal entity which is established by separate agreement and which forms a part of this Plan.

      Section 17.51. "Trustee" means the party or parties, individual or corporate, named in the separate Trust Agreement and any duly appointed additional or successor Trustee(s).

      Section 17.52. "Valuation Date" means those date(s) on which the assets of the plan are valued.

      Section 17.53. "Vested Benefit" or "Vested Interest" means any nonforfeitable right of a Participant in his Account(s).

      Section 17.54. "Vested Participant" means a Participant who has either attained the age of 55 years or completed at least five (5) Years of Service.

      Section 17.55. "Vesting Computation Period" means the Plan
Year.

       Section 17.56. "Construction". The titles to the Articles and the headings of the Sections in this Plan are placed herein for convenience of reference only and in case of any conflict the text of this instrument, rather than such titles or headings, shall control. Whenever a noun or pronoun is used in this Plan in plural form and there be only one person or entity within the scope of the words so used, or in singular form and there be more than one person or entity within the scope of the word so used, such word or pronoun shall have a plural or singular meaning as appropriate under the circumstance. Masculine pronouns shall include their feminine counterparts and vice versa.




FINA CAPITAL ACCUMULATION PLAN - 59

     IN WITNESS WHEREOF, this amendment and restatement has been executed by FINA, Inc. on behalf of all Employers and its corporate seal affixed and attested this 9th day of December, 1991, effective January 1, 1987 except as otherwise stated above.

                                  FINA, INC.

(SEAL)

                                  By: Glenn E. Selvidge
                                      Vice President


ATTEST:


Linda Middleton
Asst. Secretary




FINA CAPITAL ACCUMULATION PLAN - 60